SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF ARMADA HOFFLER, L.P. (a Virginia limited partnership) Exhibit 10.1

TABLE OF CONTENTS F-i ARTICLE I DEFINED TERMS .................................................................................................................................. 1 ARTICLE II FORMATION OF THE PARTNERSHIP............................................................................................ 10 2.01 Formation of the Partnership ......................................................................................................... 10 2.02 Name ............................................................................................................................................. 10 2.03 Registered Office and Agent; Principal Office ............................................................................. 10 2.04 Term and Dissolution .................................................................................................................... 10 2.05 Filing of Certificate and Perfection of Limited Partnership .......................................................... 11 2.06 Certificates Describing Partnership Units ..................................................................................... 11 ARTICLE III BUSINESS OF THE PARTNERSHIP ............................................................................................... 11 ARTICLE IV CAPITAL CONTRIBUTIONS AND ACCOUNTS .......................................................................... 11 4.01 Capital Contributions .................................................................................................................... 11 4.02 Additional Capital Contributions and Issuances of Additional Partnership Units ........................ 12 4.03 Additional Funding ....................................................................................................................... 14 4.04 Time-Based LTIP Units ................................................................................................................ 14 4.05 Conversion of Time-Based LTIP Units ........................................................................................ 16 4.06 Performance LTIP Units ............................................................................................................... 18 4.07 Capital Accounts ........................................................................................................................... 20 4.08 Percentage Interests....................................................................................................................... 20 4.09 No Interest on Contributions ......................................................................................................... 20 4.10 Return of Capital Contributions .................................................................................................... 20 4.11 No Third-Party Beneficiary........................................................................................................... 20 ARTICLE V PROFITS AND LOSSES; DISTRIBUTIONS .................................................................................... 21 5.01 Allocation of Profit and Loss ........................................................................................................ 21 5.02 Distribution of Cash ...................................................................................................................... 24 5.03 REIT Distribution Requirements .................................................................................................. 25 5.04 No Right to Distributions in Kind ................................................................................................. 25 5.05 Limitations on Return of Capital Contributions ............................................................................ 25 5.06 Distributions Upon Liquidation .................................................................................................... 25 5.07 Substantial Economic Effect ......................................................................................................... 26 5.08 Distributions with respect to “Profits Interests” ............................................................................ 26 ARTICLE VI RIGHTS, OBLIGATIONS AND POWERS OF THE GENERAL PARTNER ................................. 26 6.01 Management of the Partnership .................................................................................................... 26 6.02 Delegation of Authority ................................................................................................................ 28 6.03 Indemnification and Exculpation of Indemnitees ......................................................................... 28 6.04 Liability of the General Partner ..................................................................................................... 29 6.05 Partnership Obligations ................................................................................................................. 30 6.06 Outside Activities .......................................................................................................................... 30 6.07 Employment or Retention of Affiliates ......................................................................................... 31 6.08 General Partner Activities ............................................................................................................. 31 6.09 Title to Partnership Assets ............................................................................................................ 31 ARTICLE VII CHANGES IN GENERAL PARTNER ............................................................................................ 31 7.01 Transfer of the General Partner’s Partnership Interest .................................................................. 31 7.02 Admission of a Substitute or Additional General Partner ............................................................. 33 7.03 Effect of Bankruptcy, Withdrawal, Death or Dissolution of General Partner ............................... 33 7.04 Removal of General Partner .......................................................................................................... 34 ARTICLE VIII RIGHTS AND OBLIGATIONS OF THE LIMITED PARTNERS ................................................ 34 8.01 Management of the Partnership .................................................................................................... 34 8.02 Power of Attorney ......................................................................................................................... 34 8.03 Limitation on Liability of Limited Partners .................................................................................. 35

ii 8.04 Common Unit Redemption Right ................................................................................................. 35 8.05 Registration ................................................................................................................................... 37 ARTICLE IX TRANSFERS OF PARTNERSHIP INTERESTS .............................................................................. 40 9.01 Purchase for Investment ................................................................................................................ 40 9.02 Restrictions on Transfer of Partnership Units ............................................................................... 40 9.03 Admission of Additional or Substitute Limited Partner ................................................................ 41 9.04 Rights of Assignees of Partnership Units ...................................................................................... 42 9.05 Effect of Bankruptcy, Death, Incompetence or Termination of a Limited Partner ....................... 42 9.06 Joint Ownership of Partnership Units ........................................................................................... 42 ARTICLE X BOOKS AND RECORDS; ACCOUNTING; TAX MATTERS ......................................................... 42 10.01 Books and Records........................................................................................................................ 42 10.02 Custody of Partnership Funds; Bank Accounts ............................................................................. 42 10.03 Fiscal and Taxable Year ................................................................................................................ 43 10.04 Annual Tax Information and Report ............................................................................................. 43 10.05 Tax Matters Partner; Partnership Representative; Tax Elections; Special Basis Adjustments .................................................................................................................................. 43 ARTICLE XI AMENDMENT OF AGREEMENT; MERGER ................................................................................ 44 11.01 Amendment of Agreement ............................................................................................................ 44 11.02 Merger of Partnership ................................................................................................................... 44 ARTICLE XII GENERAL PROVISIONS ................................................................................................................ 44 12.01 Notices .......................................................................................................................................... 44 12.02 Survival of Rights ......................................................................................................................... 45 12.03 Additional Documents .................................................................................................................. 45 12.04 Severability ................................................................................................................................... 45 12.05 Entire Agreement .......................................................................................................................... 45 12.06 Pronouns and Plurals ..................................................................................................................... 45 12.07 Headings ....................................................................................................................................... 45 12.08 Counterparts .................................................................................................................................. 45 12.09 Governing Law ............................................................................................................................. 45 EXHIBITS EXHIBIT A—Partners, Capital Contributions and Percentage Interests1 EXHIBIT B—Notice of Exercise of Common Unit Redemption Right EXHIBIT C-1—Certification of Non-Foreign Status (For Redeeming Limited Partners That Are Entities) EXHIBIT C-2—Certification of Non-Foreign Status (For Redeeming Limited Partners That Are Individuals) EXHIBIT D—Notice of Election by Partner to Convert LTIP Units into Common Units EXHIBIT E—Notice of Election by Partnership to Force Conversion of LTIP Units into Common Units EXHIBIT F - Designation of 6.75% Series A Cumulative Redeemable Perpetual Preferred Units 1 NTD: Exhibit A to be updated by Armada.

1 SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF ARMADA HOFFLER, L.P. RECITALS Armada Hoffler, L.P. (the “Partnership”) was formed as a limited partnership under the laws of the Commonwealth of Virginia, pursuant to a Certificate of Limited Partnership filed with the Virginia State Corporation Commission effective as of October 16, 2012 and an Agreement of Limited Partnership entered into as of October 16, 2012 (the “Original Agreement”), by and between Armada Hoffler Properties, Inc., a Maryland corporation (the “General Partner”), and Louis S. Haddad (the “Original Limited Partner”). A First Amended and Restated Agreement of Limited Partnership was entered into on May 13, 2013 among the General Partner and the Limited Partners set forth on Exhibit A thereto (the “First Amended and Restated Agreement”). This Second Amended and Restated Agreement of Limited Partnership is entered into this 13th day of February, 2025 among the General Partner and the Limited Partners set forth on Exhibit A hereto, for the purpose of amending and restating the Agreement of Limited Partnership. AGREEMENT NOW, THEREFORE, in consideration of the foregoing, of mutual covenants between the parties hereto, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Agreement of Limited Partnership to read in its entirety as follows: ARTICLE I DEFINED TERMS The following defined terms used in this Agreement shall have the meanings specified below: “Act” means the Virginia Revised Uniform Limited Partnership Act, as it may be amended from time to time. “Additional Funds” has the meaning set forth in Section 4.03 hereof. “Additional Securities” means any: (1) shares of capital stock of the General Partner now or hereafter authorized or reclassified that have dividend rights, or rights upon liquidation, winding up and dissolution, that are superior or prior to the REIT Shares (“Preferred Shares”), (2) REIT Shares, (3) shares of capital stock of the General Partner now or hereafter authorized or reclassified that have dividend rights, or rights upon liquidation, winding up and dissolution, that are junior in rank to the REIT Shares (“Junior Shares”) and (4) (i) rights, options, warrants or convertible or exchangeable securities having the right to subscribe for or purchase REIT Shares, Preferred Shares or Junior Shares, or (ii) indebtedness issued by the General Partner that provides any of the rights described in clause (4)(i) of this definition (any such securities referred to in clause (4)(i) or (ii) of this definition, “New Securities”). “Adjusted Capital Account” means, with respect to any Partner, the balance, if any, in such Partner’s Capital Account as of the end of the relevant fiscal year of the Partnership or other period, after giving effect to the following adjustments: (a) increase such Capital Account by any amounts which such Partner is obligated to restore pursuant to this Agreement or is deemed to be obligated to restore pursuant to the penultimate sentence of each of Regulations Sections 1.704-2(i)(5) and 1.704-2(g); and (b) decrease such Capital Account by the items described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6). The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

2 “Adjusted Capital Account Deficit” means, with respect to any Partner, the deficit balance, if any, in such Partner’s Adjusted Capital Account as of the end of the relevant period. “Adjustment Events” has the meaning set forth in Section 4.04(a)(i) hereof. “Administrative Expenses” means (i) all administrative and operating costs and expenses incurred by the Partnership, (ii) administrative costs and expenses of the General Partner, including any salaries or other payments to directors, officers or employees of the General Partner, and any accounting and legal expenses of the General Partner, which expenses, the Partners hereby agree are expenses of the Partnership and not the General Partner, and (iii) to the extent not included in clauses (i) or (ii) above, REIT Expenses; provided, however, that Administrative Expenses shall not include any administrative costs and expenses incurred by the General Partner that are attributable to Properties or interests in a Subsidiary that are owned by the General Partner other than through its ownership interest in the Partnership. “Additional Limited Partner” means a Person, other than a Substitute Limited Partner, that is admitted to the Partnership as a Limited Partner pursuant to Section 9.03 hereof. “Affiliate” means, (i) any Person that, directly or indirectly, controls or is controlled by or is under common control with such Person, (ii) any other Person that owns, beneficially, directly or indirectly, 10% or more of the outstanding capital stock, shares or equity interests of such Person, or (iii) any officer, director, employee, partner, member, manager or trustee of such Person or any Person controlling, controlled by or under common control with such Person. For the purposes of this definition, “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities or partnership interests, contract or otherwise. “Agreed Value” means the fair market value of a Partner’s non-cash Capital Contribution as of the date of contribution as agreed to by such Partner and the General Partner. The names and addresses of the Partners, number of Partnership Units issued to each Partner, and the Agreed Value of non-cash Capital Contributions as of the date of contribution is set forth on Exhibit A, as it may be amended or restated from time to time. “Agreement” means this Second Amended and Restated Agreement of Limited Partnership, as it may be amended, supplemented or restated from time to time. “Articles” means the Articles of Amendment and Restatement of the General Partner filed with the State Department and Assessments and Taxation of the State of Maryland, as amended, supplemented or restated from time to time. “Board of Directors” means the Board of Directors of the General Partner. “Capital Account” has the meaning set forth in Section 4.07 hereof. “Capital Account Limitation” has the meaning set forth in Section 4.05(b) hereof. “Capital Contribution” means the total amount of cash, cash equivalents, and the Agreed Value of any Property or other asset contributed or agreed to be contributed, as the context requires, to the Partnership by each Partner pursuant to the terms of the Agreement. Any reference to the Capital Contribution of a Partner shall include the Capital Contribution made by a predecessor holder of the Partnership Interest of such Partner. “Cash Amount” means an amount of cash per Common Unit equal to the Value of the REIT Shares Amount on the Specified Redemption Date. “Certificate” means any instrument or document that is required under the laws of the Commonwealth of Virginia, or any other jurisdiction in which the Partnership conducts business, to be signed and sworn to by the Partners of the Partnership (either by themselves or pursuant to the power-of-attorney granted to the General Partner

3 in Section 8.02 hereof) and filed for recording in the appropriate public offices within the Commonwealth of Virginia or such other jurisdiction to perfect or maintain the Partnership as a limited partnership, to effect the admission, withdrawal or substitution of any Partner of the Partnership, or to protect the limited liability of the Limited Partners as limited partners under the laws of the Commonwealth of Virginia or such other jurisdiction. “Change of Control” means, as to the General Partner, the occurrence of any of the following: (i) the sale, lease or transfer, in one or a series of related transactions, of 80% or more of the assets of the General Partner, taken as a whole, to any Person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), other than an Affiliate of the General Partner; or (ii) the acquisition by any Person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), other than an Affiliate of the General Partner in a single transaction or in a related series of transactions, by way of merger, share exchange, consolidation or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision) of more than 50% of the total voting power of the voting capital stock of the General Partner. “Code” means the Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time. Reference to any particular provision of the Code shall mean that provision in the Code at the date hereof and any successor provision of the Code. “Commission” means the U.S. Securities and Exchange Commission. “Common Partnership Unit Distribution” has the meaning set forth in Section 4.04(a)(ii) hereof. “Common Percentage Interest” means the percentage determined by dividing the number of Common Units of a Partner by the aggregate number of Common Units of all Partners, treating Time-Based LTIP Units, in accordance with Section 4.04(a), and Performance LTIP Units, in accordance with and to the extent provided in Section 4.06(b), as Common Units as and to the extent determined by the General Partner. “Common Redemption Amount” means either the Cash Amount or the REIT Shares Amount, as selected by the General Partner pursuant to Section 8.04(b) hereof. “Common Unit” means a Partnership Unit which is designated as a Common Unit of the Partnership. “Common Unit Economic Balance” has the meaning set forth in Section 5.01(g)(iii) hereof. “Common Unit Redemption Right” has the meaning set forth in Section 8.04(a) hereof. “Common Unit Transaction” has the meaning set forth in Section 4.05(f) hereof. “Constituent Person” has the meaning set forth in Section 4.05(f) hereof. “Covered Limited Partner” has the meaning set forth in Section 8.05(a) hereof. “Conversion Date” has the meaning set forth in Section 4.05(b) hereof. “Conversion Factor” means a factor of 1.0, as such factor may be adjusted as provided in this definition and in Section 6.08. The Conversion Factor will be adjusted in the event that the General Partner (i) declares or pays a dividend on its outstanding REIT Shares in REIT Shares or makes a distribution to all holders of its outstanding REIT Shares in REIT Shares, (ii) subdivides its outstanding REIT Shares or (iii) combines its outstanding REIT Shares into a smaller number of REIT Shares. In each of such events, the Conversion Factor shall be adjusted by multiplying the Conversion Factor by a fraction, the numerator of which shall be the number of REIT Shares issued and outstanding on the record date for such dividend, distribution, subdivision or combination (assuming for such purposes that such dividend, distribution, subdivision or combination has occurred as of such time), and the denominator of which shall be the actual number of REIT Shares (determined without the above assumption) issued and outstanding on such

4 record date and, provided further, that in the event that an entity other than an Affiliate of the General Partner shall become General Partner pursuant to any merger, consolidation or combination of the General Partner with or into another entity (the “Successor Entity”), the Conversion Factor shall be adjusted by multiplying the Conversion Factor by the number of shares of the Successor Entity into which one REIT Share is converted pursuant to such merger, consolidation or combination, determined as of the date of such merger, consolidation or combination. Any adjustment to the Conversion Factor shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event. If, however, the General Partner receives a Notice of Redemption after the record date, if any, but prior to the effective date of such event, the Conversion Factor shall be determined as if the General Partner had received the Notice of Redemption immediately prior to the record date for the event. “Conversion Notice” has the meaning set forth in Section 4.05(b) hereof. “Conversion Right” has the meaning set forth in Section 4.05(a) hereof. “Defaulting Limited Partner” means a Limited Partner that has failed to pay any amount owed to the Partnership under a Partnership Loan within 15 days after demand for payment thereof is made by the Partnership. “Distributable Amount” has the meaning set forth in Section 5.02(d) hereof. “Economic Capital Account Balances” has the meaning set forth in Section 5.01(g)(iii) hereof. “Equity Incentive Plan” means any equity incentive or compensation plan hereafter adopted by the Partnership or the General Partner, including, without limitation, the General Partner’s 2013 Equity Incentive Plan. “Event of Bankruptcy” as to any Person means (i) the filing of a petition for relief as to such Person as debtor or bankrupt under the Bankruptcy Code of 1978, as amended, or similar provision of law of any jurisdiction (except if such petition is contested by such Person and has been dismissed within 90 days); (ii) the insolvency or bankruptcy of such Person as finally determined by a court proceeding; (iii) the filing by such Person of a petition or application to accomplish the same or for the appointment of a receiver or a trustee for such Person or a substantial part of his assets; or (iv) the commencement of any proceedings relating to such Person as a debtor under any other reorganization, arrangement, insolvency, adjustment of debt or liquidation law of any jurisdiction, whether now in existence or hereinafter in effect, either by such Person or by another, provided that if such proceeding is commenced by another, such Person indicates his approval of such proceeding, consents thereto or acquiesces therein, or such proceeding is contested by such Person and has not been finally dismissed within 90 days. “Excepted Holder Limit” has the meaning set forth in the Articles. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “First Amended and Restated Agreement” has the meaning set forth in the first paragraph of this Agreement. “Forced Conversion” has the meaning set forth in Section 4.05(c) hereof. “Forced Conversion Notice” has the meaning set forth in Section 4.05(c) hereof. “Full Distribution Participation Date” means, for any Performance LTIP Unit, the date specified in the Vesting Agreement pursuant to which such Performance LTIP Unit was granted. “General Partner” has the meaning set forth in the first paragraph of this Agreement. “General Partner Loan” means a loan extended by the General Partner to a Defaulting Limited Partner in the form of a payment on a Partnership Loan by the General Partner to the Partnership on behalf of the Defaulting Limited Partner.

5 “General Partnership Interest” means the Partnership Interest held by the General Partner in its capacity as the general partner of the Partnership, which Partnership Interest is an interest as a general partner under the Act. The General Partnership Interest will be a number of Common Units held by the General Partner equal to one-tenth of one percent (0.1%) of all outstanding Partnership Units. All other Partnership Units owned by the General Partner and any Partnership Units owned by any Affiliate or Subsidiary of the General Partner shall be considered to constitute a Limited Partnership Interest. “Indemnified Party” has the meaning set forth in Section 8.05(f)(i) hereof. “Indemnifying Party” has the meaning set forth in Section 8.05(f)(i) hereof. “Indemnitee” means (i) any Person made a party to a proceeding by reason of its status as (A) the General Partner or (B) a director of the General Partner or an officer or employee of the Partnership, the General Partner or any Subsidiary thereof, and (ii) such other Persons (including Affiliates of the General Partner or the Partnership) as the General Partner may designate from time to time (whether before or after the event giving rise to potential liability), in its sole and absolute discretion. “Independent Director” means a director of the General Partner who meets the NYSE requirements for an independent director as set forth from time to time. “Initial Sharing Percentage” means, for any Performance LTIP Unit, ten percent (10%) or such other percentage specified in the Vesting Agreement pursuant to which such Performance LTIP Unit is granted. “IRS” means the U.S. Internal Revenue Service. “Junior Shares” has the meaning set forth in the definition of “Additional Securities.” “Limited Partner” means any Person named as a Limited Partner on Exhibit A attached hereto, as it may be amended or restated from time to time, and any Person who becomes an Additional Limited Partner or a Substitute Limited Partner, in such Person’s capacity as a Limited Partner in the Partnership. “Limited Partnership Interest” means a Partnership Interest held by a Limited Partner at any particular time representing a fractional part of the Partnership Interest of all Limited Partners, and includes any and all benefits to which the holder of such a Limited Partnership Interest may be entitled as provided in this Agreement and in the Act, together with the obligations of such Limited Partner to comply with all the provisions of this Agreement and of the Act. Limited Partnership Interests may be expressed as a number of Common Units, Series A Preferred Units, Time-Based LTIP Units, Performance LTIP Units or other Partnership Units. “Liquidating Gains” has the meaning set forth in Section 5.01(g)(iii) hereof. “LTIP Units” means the Time-Based LTIP Units and the Performance LTIP Units. “Loss” has the meaning set forth in Section 5.01(h) hereof. “Majority in Interest” means Limited Partners holding more than fifty percent (50%) of the Common Percentage Interests of the Limited Partners. “Make-Whole Distribution” or “Make-Whole Distributions” has the meaning set forth in Section 4.06(c)(i)(2) hereof. “New Securities” has the meaning set forth in the definition of “Additional Securities”. “Notice of Redemption” means the Notice of Exercise of Common Unit Redemption Right substantially in the form attached as Exhibit B hereto.

6 “NYSE” means the New York Stock Exchange. “Offer” has the meaning set forth in Section 7.01(c)(ii) hereof. “Offering” means the underwritten initial public offering of REIT Shares. “Original Date” means May 13, 2013. “Original Limited Partner” has the meaning set forth in the first paragraph of this Agreement. “Partner” means any General Partner or Limited Partner, and “Partners” means the General Partner and the Limited Partners. “Partner Nonrecourse Debt Minimum Gain” has the meaning set forth in Regulations Section 1.704-2(i). A Partner’s share of Partner Nonrecourse Debt Minimum Gain shall be determined in accordance with Regulations Section 1.704-2(i)(5). “Partnership” means Armada Hoffler, L.P., a limited partnership formed under the Act and pursuant to this Agreement, and any successor thereto. “Partnership Interest” means an ownership interest in the Partnership held by a Partner, and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Partnership Interest may be expressed as a number of Common Units, Series A Preferred Units, Time-Based LTIP Units, Performance LTIP Units or other Partnership Units. “Partnership Loan” means a loan from the Partnership to the Partner on the day the Partnership pays over the excess of the Withheld Amount over the Distributable Amount to a taxing authority. “Partnership Minimum Gain” has the meaning set forth in Regulations Section 1.704-2(d). In accordance with Regulations Section 1.704-2(d), the amount of Partnership Minimum Gain is determined by first computing, for each Partnership nonrecourse liability, any gain the Partnership would realize if it disposed of the property subject to that liability for no consideration other than full satisfaction of the liability, and then aggregating the separately computed gains. A Partner’s share of Partnership Minimum Gain shall be determined in accordance with Regulations Section 1.704-2(g)(1). “Partnership Record Date” means the record date established by the General Partner for the distribution of cash pursuant to Section 5.02 hereof, which record date shall be the same as the record date established by the General Partner for a distribution to its stockholders of some or all of its portion of such distribution. “Partnership Representative” has the meaning set forth in Section 6223 of the Code. “Partnership Unit” means a fractional, undivided share of the Partnership Interests of all Partners issued hereunder, and includes Common Units, Series A Preferred Units, Time-Based LTIP Units, Performance LTIP Units and any other class or series of Partnership Units that may be established after the date hereof in accordance with the terms hereof. The number of Partnership Units outstanding and the Percentage Interests and Common Percentage Interests represented by such Partnership Units are set forth on Exhibit A hereto, as it may be amended or restated from time to time. “Partnership Unit Designation” has the meaning set forth in Section 4.02(a)(i) hereof. “Percentage Interest” means the percentage determined by dividing the number of Partnership Units of a relevant Partner by the aggregate number of Partnership Units of all relevant Partners, determined on a class-by-class, group of classes or aggregate basis, as the context requires and as determined by the General Partner, and treating

7 Time-Based LTIP Units, in accordance with Section 4.04(a), and Performance LTIP Units, in accordance with and to the extent provided in Section 4.06(b), as determined by the General Partner. “Performance LTIP Unit” means a Partnership Unit which is designated as a Performance LTIP Unit and which has the rights, preferences and other privileges designated in Section 4.06 hereof and elsewhere in this Agreement in respect of holders of Performance LTIP Units, including both Vested Performance LTIP Units and Unvested Performance LTIP Units. The allocation of Performance LTIP Units among the Partners shall be set forth on Exhibit A, as it may be amended or restated from time to time. “Performance LTIP Unitholder” means a Person who holds Performance LTIP Units as set forth in Exhibit A, or any Substituted Limited Partner or Additional Limited Partner with respect to such Performance LTIP Units, in such Person’s capacity as a Performance LTIP Unitholder in the Partnership. For the avoidance of doubt, a Performance LTIP Unitholder, and its corresponding Performance LTIP Units, shall be subject to one or more Vesting Agreements or other agreements with the Partnership or other Persons. “Person” means any individual, partnership, corporation, limited liability company, joint venture, trust or other entity. “Preferred Shares” has the meaning set forth in the definition of “Additional Securities”. “Profit” has the meaning set forth in Section 5.01(h) hereof. “Property” means any property or other investment in which the Partnership, directly or indirectly, holds an ownership interest. “Redeeming Limited Partner” has the meaning set forth in Section 8.04(a) hereof. “Redemption Shares” has the meaning set forth in Section 8.05(a) hereof. “Regulations” means the Federal Income Tax Regulations issued under the Code, as amended and as subsequently amended from time to time. Reference to any particular provision of the Regulations shall mean that provision of the Regulations on the date hereof and any successor provision of the Regulations. “REIT” means a real estate investment trust under Sections 856 through 860 of the Code. “REIT Expenses” means (i) costs and expenses relating to the formation and continuity of existence and operation of the General Partner and any Subsidiaries thereof (which Subsidiaries shall, for purposes hereof, be included within the definition of the General Partner), including taxes, fees and assessments associated therewith, any and all costs, expenses or fees payable to any director, officer or employee of the General Partner, (ii) costs and expenses relating to any public offering and registration, or private offering, of securities by the General Partner, and all statements, reports, fees and expenses incidental thereto, including, without limitation, underwriting discounts and selling commissions applicable to any such offering of securities, and any costs and expenses associated with any claims made by any holders of such securities or any underwriters or placement agents thereof, (iii) costs and expenses associated with any repurchase of any securities by the General Partner, (iv) costs and expenses associated with the preparation and filing of any periodic or other reports and communications by the General Partner under federal, state or local laws or regulations, including filings with the Commission, (v) costs and expenses associated with compliance by the General Partner with laws, rules and regulations promulgated by any regulatory body, including the Commission and any securities exchange, (vi) costs and expenses associated with any health, dental, vision, disability, life insurance, 401(k) plan, incentive plan, bonus plan or other plan providing for compensation or benefits for the employees of the General Partner, (vii) costs and expenses incurred by the General Partner relating to any issuing or redemption of Partnership Interests and (viii) all other operating or administrative costs of the General Partner incurred in the ordinary course of its business on behalf of or related to the Partnership. “REIT Shares” means shares of common stock, par value $0.01 per share, of the General Partner (or common stock or common shares of beneficial interest of a Successor Entity, as the case may be).

8 “REIT Shares Amount” means the number of REIT Shares equal to the product of (X) the number of Common Units offered for redemption by a Redeeming Limited Partner, multiplied by (Y) the Conversion Factor as adjusted to and including the Specified Redemption Date; provided that in the event that prior to the Specified Redemption Date, the General Partner issues to all holders of REIT Shares rights, options, warrants or convertible or exchangeable securities entitling the holders of REIT Shares to subscribe for or purchase additional REIT Shares, or any other securities or property (collectively, the “Rights”), and such Rights have not expired at the Specified Redemption Date, then the REIT Shares Amount shall also include such Rights issuable to a holder of the REIT Shares Amount on the record date fixed for purposes of determining the holders of REIT Shares entitled to Rights. “Restriction Notice” has the meaning set forth in Section 8.04(f) hereof. “Rights” has the meaning set forth in the definition of “REIT Shares Amount” herein. “Rule 144” has the meaning set forth in Section 8.05(c) hereof. “Safe Harbor” has the meaning set forth in Section 10.05(d) hereof. “Safe Harbor Election” has the meaning set forth in Section 10.05(d) hereof. “Safe Harbor Interests” has the meaning set forth in Section 10.05(d) hereof. “Securities Act” means the Securities Act of 1933, as amended. “Series A Preferred Units” means the 6.75% Series A Cumulative Redeemable Perpetual Preferred Units designated pursuant to the Designation of 6.75% Series A Cumulative Redeemable Perpetual Preferred Units attached hereto as Exhibit F. “Stock Ownership Limit” has the meaning set forth in the Articles. “Specified Redemption Date” means the first business day of the calendar quarter that is at least 60 calendar days after the receipt by the General Partner of a Notice of Redemption. “Subsidiary” means, with respect to any Person, any corporation or other entity of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests is owned, directly or indirectly, by such Person. “Subsidiary Partnership” means any partnership or limited liability company in which the General Partner, the Partnership, or a wholly owned subsidiary of the General Partner or the Partnership owns a partnership or limited liability company interest. “Substitute Limited Partner” means any Person admitted to the Partnership as a Limited Partner pursuant to Section 9.03 hereof as a result of the assignment of the Partnership Units of a Limited Partner (which shall be understood to include any purchase, transfer, gift or other disposition of such Partnership Units) hereof. “Successor Entity” has the meaning set forth in the definition of “Conversion Factor” herein. “Survivor” has the meaning set forth in Section 7.01(d) hereof. “Tax Matters Partner” has the meaning set forth within Section 6231(a)(7) of the Code prior to the effectiveness of the Bipartisan Budget Act of 2015. “Time-Based LTIP Unit” means a Partnership Unit which is designated as a Time-Based LTIP Unit and which has the rights, preferences and other privileges designated in Section 4.04 hereof and elsewhere in this Agreement in respect of holders of Time-Based LTIP Units, including both Vested Time-Based LTIP Units and

9 Unvested Time-Based LTIP Units. The allocation of Time-Based LTIP Units among the Partners shall be set forth on Exhibit A as it may be amended or restated from time to time. “Time-Based LTIP Unit Conversion Threshold” means a threshold that will be met with respect to one or more Time-Based LTIP Units if, when and to the extent, such Time-Based LTIP Units have satisfied the Capital Account Limitation. “Time-Based LTIP Unitholder” means a Partner that holds Time-Based LTIP Units as set forth in Exhibit A, or any Substituted Limited Partner or Additional Limited Partner with respect to such Time-Based LTIP Units, in such Person’s capacity as a Time-Based LTIP Unitholder in the Partnership. For the avoidance of doubt, a Time-Based LTIP Unitholder, and its corresponding Time-Based LTIP Units, shall be subject to one or more Vesting Agreements or other agreements with the Partnership or other Persons. “Trading Day” means a day on which the principal national securities exchange on which a security is listed or admitted to trading is open for the transaction of business or, if a security is not listed or admitted to trading on any national securities exchange, shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close. “Transaction” has the meaning set forth in Section 7.01(c) hereof. “Transfer” has the meaning set forth in Section 9.02(a) hereof. “TRS” means a taxable REIT subsidiary (as defined in Section 856(l) of the Code) of the General Partner. “Unvested Performance LTIP Unit” means a Performance LTIP Unit that has not satisfied or has not been deemed to have satisfied the applicable vesting conditions set forth in the applicable Vesting Agreement. “Unvested Time-Based LTIP Units” has the meaning set forth in Section 4.04(c)(i) hereof. “Value” means, with respect to any security, the average of the daily market prices of such security for the ten consecutive Trading Days immediately preceding the date of such valuation. The market price for each such Trading Day shall be: (i) if the security is listed or admitted to trading on the NYSE or any other national securities exchange, the last reported sale price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices, regular way, on such day, (ii) if the security is not listed or admitted to trading on the NYSE or any other national securities exchange, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or (iii) if the security is not listed or admitted to trading on the NYSE or any national securities exchange and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than ten days prior to the date in question) for which prices have been so reported; provided that if there are no bid and asked prices reported during the ten days prior to the date in question, the value of the security shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. In the event the security includes any additional rights (including any Rights), then the value of such rights shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. “Vested Performance LTIP Unit” means a Performance LTIP Unit that has satisfied or is deemed to have satisfied the applicable vesting conditions set forth in the applicable Vesting Agreement. “Vested Time-Based LTIP Units” has the meaning set forth in Section 4.04(c)(i) hereof. “Vesting Agreement” means each or any, as the context implies, agreement or instrument entered into by a Time-Based LTIP Unitholder or Performance LTIP Unitholder upon acceptance of an award of Time-Based LTIP

10 Units or Performance LTIP Units, respectively, under and subject to the terms of an Equity Incentive Plan. The terms of any Vesting Agreement may be modified by the General Partner from time to time in its sole discretion, subject to any restrictions on amendment imposed by the relevant Vesting Agreement or by the Equity Incentive Plan, if applicable, and this Agreement. “Withheld Amount” means any amount required to be withheld by the Partnership to pay over to any taxing authority as a result of any allocation or distribution of income to a Partner. ARTICLE II FORMATION OF THE PARTNERSHIP 2.01 Formation of the Partnership. The Partnership was formed as a limited partnership pursuant to the provisions of the Act and upon the terms and conditions set forth in the Original Agreement. Concurrently with the execution of the First Amended and Restated Agreement, the Original Limited Partner withdrew from the Partnership and relinquished any and all rights or interest he may have had in the Partnership other than as set forth on Exhibit A, and the Partnership continued without dissolution. Except as expressly provided herein to the contrary, the rights and obligations of the Partners and administration and termination of the Partnership shall be governed by the Act. The Partnership Interest of each Partner shall be personal property for all purposes. 2.02 Name. The Name of the Partnership shall be “Armada Hoffler, L.P.” and the Partnership’s business may be conducted under any other name or names deemed advisable by the General Partner, including the name of the General Partner or any Affiliate thereof. The words “Limited Partnership,” “LP,” “L.P.” or “Ltd.” or similar words or letters shall be included in the Partnership’s name where necessary for the purposes of complying with the laws of any jurisdiction that so requires. The General Partner in its sole and absolute discretion may change the name of the Partnership at any time and from time to time and shall notify the Partners of such change in the next regular communication to the Partners; provided, however, failure to so notify the Partners shall not invalidate such change or the authority granted hereunder. 2.03 Registered Office and Agent; Principal Office. The registered office of the Partnership in the Commonwealth of Virginia is located at 222 Central Park Avenue, Suite 2100, Virginia Beach, Virginia 23462 and the registered agent for service of process on the Partnership in the Commonwealth of Virginia at such registered office is Shawn J. Tibbetts. The principal office of the Partnership is located at 222 Central Park Avenue, Suite 2100, Virginia Beach, Virginia 23462, or such other place as the General Partner may from time to time designate. Upon such a change of the principal office of the Partnership, the General Partner shall notify the Partners of such change in the next regular communication to the Partners; provided, however, failure to so notify the Partners shall not invalidate such change or the authority granted hereunder. The Partnership may maintain offices at such other place or places within or outside the Commonwealth of Virginia as the General Partner deems necessary or desirable. 2.04 Term and Dissolution. (a) The term of the Partnership shall continue in full force and effect until dissolved upon the first to occur of any of the following events: (i) the occurrence of an Event of Bankruptcy as to a General Partner or the dissolution, death, removal or withdrawal of a General Partner unless the business of the Partnership is continued pursuant to Section 7.03(b) hereof; provided that if a General Partner is on the date of such occurrence a partnership, the dissolution of such General Partner as a result of the dissolution, death, withdrawal, removal or Event of Bankruptcy of a partner in such partnership shall not be an event of dissolution of the Partnership if the business of such General Partner is continued by the remaining partner or partners, either alone or with additional partners, and such General Partner and such partners comply with any other applicable requirements of this Agreement; (ii) the passage of 90 days after the sale or other disposition of all or substantially all of the assets of the Partnership (provided that if the Partnership receives an installment obligation as consideration for such sale or other disposition, the Partnership shall continue, unless sooner dissolved under the provisions of this Agreement, until such time as such installment obligations are paid in full);

11 (iii) the redemption of all Limited Partnership Interests (other than any Limited Partnership Interests held by the General Partner), unless the General Partner determines to continue the term of the Partnership by the admission of one or more Additional Limited Partners; or (iv) the dissolution of the Partnership upon election by the General Partner. (b) Upon dissolution of the Partnership (unless the business of the Partnership is continued pursuant to Section 7.03(b) hereof), the General Partner (or its trustee, receiver, successor or legal representative) shall amend or cancel the Certificate and liquidate the Partnership’s assets and apply and distribute the proceeds thereof in accordance with Section 5.06 hereof. Notwithstanding the foregoing, the liquidating General Partner may either (i) defer liquidation of, or withhold from distribution for a reasonable time, any assets of the Partnership (including those necessary to satisfy the Partnership’s debts and obligations), or (ii) distribute the assets to the Partners in kind. 2.05 Filing of Certificate and Perfection of Limited Partnership. The General Partner shall execute, acknowledge, record and file at the expense of the Partnership the Certificate and any and all amendments thereto and all requisite fictitious name statements and notices in such places and jurisdictions as may be necessary to cause the Partnership to be treated as a limited partnership under, and otherwise to comply with, the laws of each state or other jurisdiction in which the Partnership conducts business. 2.06 Certificates Describing Partnership Units. At the request of a Limited Partner, the General Partner, at its option, may issue a certificate summarizing the terms of such Limited Partner’s interest in the Partnership, including the class or series and number of Partnership Units owned and the Percentage Interest and Common Percentage Interest represented by such Partnership Units as of the date of such certificate. Any such certificate (i) shall be in form and substance as determined by the General Partner, (ii) shall not be negotiable and (iii) shall bear a legend to the following effect: THIS CERTIFICATE IS NOT NEGOTIABLE. THE PARTNERSHIP UNITS REPRESENTED BY THIS CERTIFICATE ARE GOVERNED BY AND TRANSFERABLE ONLY IN ACCORDANCE WITH (A) THE PROVISIONS OF THE AGREEMENT OF LIMITED PARTNERSHIP OF ARMADA HOFFLER, L.P., AS AMENDED, SUPPLEMENTED OR RESTATED FROM TIME TO TIME, AND (B) ANY APPLICABLE FEDERAL OR STATE SECURITIES OR BLUE SKY LAWS. ARTICLE III BUSINESS OF THE PARTNERSHIP The purpose and nature of the business of the Partnership is (i) to conduct any business that may be lawfully conducted by a limited partnership organized pursuant to the Act, provided, however, that such business shall be limited to and conducted in such a manner as to permit the General Partner at all times to qualify as a REIT, unless the General Partner otherwise ceases to, or the Board of Directors determines, pursuant to Section 5.7 of the Articles, that the General Partner shall no longer qualify as a REIT, (ii) to enter into any partnership, joint venture or other similar arrangement to engage in any of the foregoing or the ownership of interests in any entity engaged in any of the foregoing and (iii) to do anything necessary or incidental to the foregoing. In connection with the foregoing, and without limiting the General Partner’s right in its sole and absolute discretion to cease qualifying as a REIT, the Partners acknowledge that the General Partner intends to elect REIT status and the avoidance of income and excise taxes on the General Partner inures to the benefit of all the Partners and not solely to the General Partner. Notwithstanding the foregoing, the Limited Partners agree that the General Partner may terminate or revoke its status as a REIT under the Code at any time. The General Partner shall also be empowered to do any and all acts and things necessary or prudent to ensure that the Partnership will not be classified as a “publicly traded partnership” taxable as a corporation for purposes of Section 7704 of the Code. ARTICLE IV CAPITAL CONTRIBUTIONS AND ACCOUNTS 4.01 Capital Contributions. The General Partner and each Limited Partner has made a capital contribution to the Partnership in exchange for the Partnership Units set forth opposite such Partner’s name on

12 Exhibit A hereto, as it may be amended or restated from time to time by the General Partner to the extent necessary to reflect accurately sales, exchanges or other Transfers, redemptions, Capital Contributions, the issuance of additional Partnership Units or similar events having an effect on a Partner’s ownership of Partnership Units. 4.02 Additional Capital Contributions and Issuances of Additional Partnership Units. Except as provided in this Section 4.02 or in Section 4.03 hereof, the Partners shall have no right or obligation to make any additional Capital Contributions or loans to the Partnership. The General Partner may contribute additional capital to the Partnership, from time to time, and receive additional Partnership Interests, in the form of Partnership Units, in respect thereof, in the manner contemplated in this Section 4.02. (a) Issuances of Additional Partnership Units. (i) General. As of the effective date of this Agreement, the Partnership shall have authorized four classes of Partnership Units, entitled “Common Units,” “Series A Preferred Units,” “Time-Based LTIP Units” and “Performance LTIP Units.” The parties hereto acknowledge and agree that, prior to the effective date of this Agreement, Time-Based LTIP Units were issued by the Partnership under the denomination of “LTIP Units”, such that, with respect to any such LTIP Units, such issuance shall be deemed to have been an issuance of Time-Based LTIP Units as defined herein, and references to “LTIP Units” in the Vesting Agreement applicable to such LTIP Units shall be deemed to be references to “Time-Based LTIP Units”. The General Partner is hereby authorized to cause the Partnership to issue additional Partnership Interests, in the form of Partnership Units, for any Partnership purpose at any time or from time to time to the Partners (including the General Partner) or to other Persons for such consideration and on such terms and conditions as shall be established by the General Partner in its sole and absolute discretion, all without the approval of any Limited Partners. The General Partner’s determination that consideration is adequate shall be conclusive insofar as the adequacy of consideration relates to whether the Partnership Units are validly issued and fully paid. Any additional Partnership Units issued thereby may be issued in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including rights, powers and duties senior to the then-outstanding Partnership Units held by the Limited Partners, all as shall be determined by the General Partner in its sole and absolute discretion and without the approval of any Limited Partner, subject to Virginia law that cannot be preempted by the terms hereof and as set forth in a written document hereafter attached to and made an exhibit to this Agreement (each, a “Partnership Unit Designation”), which document shall include, without limitation, (i) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Units; (ii) the right of each such class or series of Partnership Units to share in Partnership distributions; and (iii) the rights of each such class or series of Partnership Units upon dissolution and liquidation of the Partnership; provided, however, that no additional Partnership Units shall be issued to the General Partner (or any direct or indirect wholly-owned Subsidiary of the General Partner) unless: (1) (A) the additional Partnership Units are issued in connection with an issuance of REIT Shares or other capital stock of, or other interests in, the General Partner, which REIT Shares, capital stock or other interests have designations, preferences and other rights, all such that the economic interests are substantially similar to the designations, preferences and other rights of the additional Partnership Units issued to the General Partner (or any direct or indirect wholly owned Subsidiary of the General Partner) by the Partnership in accordance with this Section 4.02 and (B) the General Partner (or any direct or indirect wholly owned Subsidiary of the General Partner) shall make a Capital Contribution to the Partnership in an amount equal to the cash consideration received by the General Partner, if any, from such grant, award or issuance of such REIT Shares, capital stock or other interests in the General Partner; (2) (A) the additional Partnership Units are issued in connection with a grant award or issuance of REIT Shares or other capital stock of, or other interests in, the General Partner pursuant to a taxable share dividend declared by the General Partner, which REIT Shares, capital stock or interests have designations, preferences and other rights, all such that the economic interests are substantially similar to the designations, preferences and other rights of the additional Partnership Units issued to the General Partner (or any direct or indirect wholly owned Subsidiary of the General Partner) by the Partnership in accordance with this Section 4.02, (B) if the General Partner allows the holders of its REIT Shares to elect whether to receive such dividend in REIT Shares or other capital stock of, or other interests in, the General Partner, or cash, the Partnership will give the Limited Partners (excluding the General Partner or any direct or indirect Subsidiary of the General Partner) the

13 same ability to elect to receive (I) Partnership Units or cash or, (II) at the election of the General Partner, REIT Shares, capital stock or other interests in the General Partner or cash, and (C) if the Partnership issues additional Partnership Units pursuant to this Section 4.02(a)(i)(2), then an amount of income equal to the value of the Partnership Units received will be allocated to those holders of Common Units that elect to receive additional Partnership Units; (3) the additional Partnership Units are issued in exchange for property owned by the General Partner (or any direct or indirect wholly owned Subsidiary of the General Partner) with a fair market value, as determined by the General Partner, in good faith, equal to the value of the Partnership Units; or (4) Common Units are issued to all Partners owning Common Units, Time- Based LTIP Units and Performance LTIP Units in proportion to their respective Common Percentage Interests (with respect to Time-Based LTIP Units and Performance LTIP Units, as adjusted by the General Partner, in its discretion, to take into account the Capital Account balances, Initial Sharing Percentages and any other relevant terms of such Time-Based LTIP Units and Performance LTIP Units). (5) Series A Preferred Units are issued to all Partners owning Series A Preferred Units in proportion to their respective Percentage Interests of the Series A Preferred Units. Without limiting the foregoing, the General Partner is expressly authorized to cause the Partnership to issue Partnership Units for less than fair market value, so long as the General Partner concludes in good faith that such issuance is in the interests of the Partnership. Upon the issuance of any additional Partnership Units, the General Partner shall amend Exhibit A as appropriate to reflect such issuance. (ii) Upon Issuance of Additional Securities. The General Partner shall not issue any Additional Securities (other than REIT Shares issued in connection with an exchange pursuant to Section 8.04 hereof or REIT Shares or other capital stock of or other interests in the General Partner issued in connection with a taxable stock dividend as described in Section 4.02(a)(i)(2) hereof) or Rights other than to all holders of REIT Shares, Preferred Shares, Junior Shares, or New Securities, as the case may be, unless (A) the General Partner shall cause the Partnership to issue to the General Partner (or any direct or indirect wholly owned Subsidiary of the General Partner) Partnership Units or Rights having designations, preferences and other rights, all such that the economic interests are substantially similar to those of the Additional Securities, and (B) the General Partner (or any direct or indirect wholly owned Subsidiary of the General Partner) contributes the proceeds from the issuance of such Additional Securities and from any exercise of Rights contained in such Additional Securities to the Partnership; provided, however, that the General Partner is allowed to issue Additional Securities in connection with an acquisition of Property to be held directly by the General Partner, but if and only if, such direct acquisition and issuance of Additional Securities have been approved by a majority of the Independent Directors. Without limiting the foregoing, the General Partner is expressly authorized to issue Additional Securities for less than fair market value, and the General Partner is authorized to cause the Partnership to issue to the General Partner (or any direct or indirect wholly owned Subsidiary of the General Partner) corresponding Partnership Units, so long as (x) the General Partner concludes in good faith that such issuance is in the best interests of the General Partner and the Partnership and (y) the General Partner (or any direct or indirect wholly owned Subsidiary of the General Partner) contributes all proceeds from such issuance to the Partnership, including without limitation, the issuance of REIT Shares and corresponding Partnership Units pursuant to a stock purchase plan providing for purchases of REIT Shares at a discount from fair market value or pursuant to stock awards, including stock options that have an exercise price that is less than the fair market value of the REIT Shares, either at the time of issuance or at the time of exercise, and restricted or other stock awards approved by the Board of Directors. For example, in the event the General Partner issues REIT Shares for a cash purchase price and the General Partner (or any direct or indirect wholly owned Subsidiary of the General Partner) contributes all of the proceeds of such issuance to the Partnership as required hereunder, the General Partner (or any direct or indirect wholly owned Subsidiary of the General Partner) shall be issued a number of additional Partnership Units equal to the product of (A) the number of such REIT Shares issued by the General Partner, the proceeds of which were so contributed, multiplied by (B) a fraction, the numerator of which is 100%, and the denominator of which is the Conversion Factor in effect on the date of such contribution. (b) Certain Contributions of Proceeds of Issuance of REIT Shares. In connection with any and all issuances of REIT Shares, the General Partner (or any direct or indirect wholly owned Subsidiary of the General Partner) shall make Capital Contributions to the Partnership of the proceeds therefrom (if any), provided that if the

14 proceeds actually received and contributed by the General Partner (or any direct or indirect wholly owned Subsidiary of the General Partner) are less than the gross proceeds of such issuance as a result of any underwriter’s discount, commissions, placement fees or other expenses paid or incurred in connection with such issuance, then the General Partner (or any direct or indirect wholly owned Subsidiary of the General Partner) shall be deemed to have made a Capital Contribution to the Partnership in the amount equal to the sum of the net proceeds of such issuance plus the amount of such underwriter’s discount, commissions, placement fees or other expenses paid by the General Partner, and the Partnership shall be deemed simultaneously to have reimbursed such discount, commissions, placement fees and expenses as an Administrative Expense for the benefit of the Partnership for purposes of Section 6.05(b). (c) Repurchases of General Partner Securities. If the General Partner shall repurchase shares of any class or series of its capital stock, the purchase price thereof and all costs incurred in connection with such repurchase shall be reimbursed to the General Partner by the Partnership pursuant to Section 6.05 hereof and the General Partner shall cause the Partnership to redeem an equivalent number of Partnership Units of the appropriate class or series held by the General Partner, or by the General Partner in its capacity as a Limited Partner (which, in the case of REIT Shares, shall be a number equal to the quotient of the number of such REIT Shares divided by the Conversion Factor). 4.03 Additional Funding. If the General Partner determines that it is in the best interests of the Partnership to provide for additional Partnership funds (“Additional Funds”) for any Partnership purpose, the General Partner may (i) cause the Partnership to obtain such funds from outside borrowings, or (ii) elect to have the General Partner or any of its Affiliates provide such Additional Funds to the Partnership through loans or otherwise. 4.04 Time-Based LTIP Units. (a) Issuance of Time-Based LTIP Units. Notwithstanding anything contained herein to the contrary, the General Partner may, from time to time, issue Time-Based LTIP Units to Persons who provide services to or for the benefit of the Partnership or the General Partner, for such consideration as the General Partner may determine to be appropriate, and admit such Persons as Limited Partners. Subject to the following provisions of this Section 4.04 and the special provisions of Sections 4.05, 5.01(g) and 5.08 hereof, Time-Based LTIP Units shall be treated as Common Units, with all of the rights, privileges and obligations attendant thereto. For purposes of computing the Partners’ Percentage Interests and Common Percentage Interests, holders of Time-Based LTIP Units shall be treated as Common Unit holders and Time-Based LTIP Units shall be treated as Common Units. In particular, the Partnership shall maintain at all times a one-to-one correspondence between Time-Based LTIP Units and Common Units for conversion, distribution and other purposes, including, without limitation, complying with the following procedures: (i) If an Adjustment Event (as defined below) occurs, then the General Partner shall make a corresponding adjustment to the Time-Based LTIP Units to maintain a one-for-one conversion and economic equivalence ratio between Common Units and Time-Based LTIP Units. The following shall be “Adjustment Events”: (A) the Partnership makes a distribution on all outstanding Common Units in the form of Partnership Units, (B) the Partnership subdivides the outstanding Common Units into a greater number of units or combines the outstanding Common Units into a smaller number of units, or (C) the Partnership issues any Partnership Units in exchange for its outstanding Common Units by way of a reclassification or recapitalization of its Common Units. If more than one Adjustment Event occurs, the adjustment to the Time-Based LTIP Units need be made only once using a single formula that takes into account each and every Adjustment Event as if all Adjustment Events occurred simultaneously. For the avoidance of doubt, the following shall not be Adjustment Events: (x) the issuance of Partnership Units in a financing, reorganization, acquisition or other similar business Common Unit Transaction, (y) the issuance of Partnership Units pursuant to any employee benefit or compensation plan or distribution reinvestment plan or (z) the issuance of any Partnership Units to the General Partner in respect of a capital contribution to the Partnership of proceeds from the sale of Additional Securities by the General Partner. If the Partnership takes an action affecting the Common Units other than actions specifically described above as “Adjustment Events” and in the opinion of the General Partner such action would require an adjustment to the Time-Based LTIP Units to maintain the one-to-one correspondence described above, the General Partner shall have the right to make such adjustment to the Time-Based LTIP Units, to the extent permitted by law and by any Equity Incentive Plan and Vesting Agreement, in such manner and at such time as the General Partner, in its sole discretion, may determine to be appropriate under the circumstances. If an adjustment is made to the Time-Based LTIP Units, as herein provided, the Partnership shall promptly file in the

15 books and records of the Partnership an officer’s certificate setting forth such adjustment and a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment absent manifest error. Promptly after filing of such certificate, the Partnership shall deliver a notice to each Time- Based LTIP Unitholder setting forth the adjustment to his or her Time-Based LTIP Units and the effective date of such adjustment; provided, however, the failure to deliver such notice shall not invalidate the adjustment or the authority granted hereunder, and (ii) The Time-Based LTIP Unitholders shall, when, as and if authorized and declared by the General Partner out of assets legally available for that purpose, be entitled to receive distributions in an amount per Time-Based LTIP Unit equal to the distributions per Common Unit paid to holders of Common Units on such Partnership Record Date established by the General Partner with respect to such distribution (the “Common Partnership Unit Distribution”). So long as any Time-Based LTIP Units are outstanding, no distributions (whether in cash or in kind) shall be authorized, declared or paid on Common Units, unless equal distributions have been or contemporaneously are authorized, declared and paid on the Time-Based LTIP Units. (b) Priority. Subject to the provisions of this Section 4.04, the special provisions of Sections 4.05 and 5.01(g) hereof and any Vesting Agreement, the Time-Based LTIP Units shall rank pari passu with the Common Units as to the payment of regular and special periodic or other distributions and distribution of assets upon liquidation, dissolution or winding up. As to the payment of distributions and as to distribution of assets upon liquidation, dissolution or winding up, any class or series of Partnership Units which by its terms specifies that it shall rank junior to, on a parity with, or senior to the Common Units shall also rank junior to, or pari passu with, or senior to, as the case may be, the Time-Based LTIP Units. Subject to the terms of any Vesting Agreement, a Time-Based LTIP Unitholder shall be entitled to transfer his or her Time-Based LTIP Units to the same extent, and subject to the same restrictions as holders of Common Units are entitled to transfer their Common Units pursuant to Article IX. (c) Special Provisions. Time-Based LTIP Units shall be subject to the following special provisions: (i) Vesting Agreements. Time-Based LTIP Units may, in the sole discretion of the General Partner, be issued subject to vesting, forfeiture and additional restrictions on transfer pursuant to the terms of a Vesting Agreement. The terms of any Vesting Agreement may be modified by the General Partner from time to time in its sole discretion, subject to any restrictions on amendment imposed by the relevant Vesting Agreement or by the Equity Incentive Plan, if applicable. Time-Based LTIP Units that have vested under the terms of a Vesting Agreement are referred to as “Vested Time-Based LTIP Units”; all other Time-Based LTIP Units shall be treated as “Unvested Time-Based LTIP Units.” (ii) Forfeiture. Unless otherwise specified in the Vesting Agreement, upon the occurrence of any event specified in a Vesting Agreement resulting in either the right of the Partnership or the General Partner to repurchase Time-Based LTIP Units at a specified purchase price or some other forfeiture of any Time- Based LTIP Units, then if the Partnership or the General Partner exercises such right to repurchase or forfeiture occurs in accordance with the applicable Vesting Agreement, the relevant Time-Based LTIP Units shall immediately, and without any further action, be treated as cancelled and no longer outstanding for any purpose. Unless otherwise specified in the Vesting Agreement, no consideration or other payment shall be due with respect to any Time-Based LTIP Units that have been forfeited, other than any distributions declared with respect to a Partnership Record Date prior to the effective date of the forfeiture. (iii) Allocations. Time-Based LTIP Unitholders shall be subject to the special allocation provisions of Section 5.01(g) hereof. (iv) Redemption. The Common Unit Redemption Right provided to Limited Partners under Section 8.04 hereof shall not apply with respect to Time-Based LTIP Units unless and until they are converted to Common Units as provided in clause (v) below and Section 4.05 hereof. (v) Conversion to Common Units. Vested Time-Based LTIP Units are eligible to be converted into Common Units in accordance with Section 4.05 hereof.

16 (d) Voting. Time-Based LTIP Unitholders shall (a) have the same voting rights as the holders of Common Units, with all Vested Time-Based LTIP Units and Unvested Time-Based LTIP Units voting as a single class with the Common Units and having one vote per Time-Based LTIP Unit; and (b) have the additional voting rights that are expressly set forth below. So long as any Time-Based LTIP Units remain outstanding, the Partnership shall not, without the affirmative vote of the holders of a majority of the Time-Based LTIP Units (Vested Time-Based LTIP Units and Unvested Time-Based LTIP Units) outstanding at the time, given in person or by proxy, either in writing or at a meeting (voting separately as a class), amend, alter or repeal, whether by merger, consolidation or otherwise, the provisions of this Agreement applicable to Time-Based LTIP Units so as to materially and adversely affect (as determined in good faith by the General Partner) any right, privilege or voting power of the Time-Based LTIP Units or the Time-Based LTIP Unitholders as such, unless such amendment, alteration, or repeal affects equally, ratably and proportionately the rights, privileges and voting powers of the holders of Common Units; but subject, in any event, to the following provisions: (i) With respect to any Common Unit Transaction (as defined in Section 4.05(f) hereof), so long as the Time-Based LTIP Units are treated in accordance with Section 4.05(f) hereof, the consummation of such Common Unit Transaction shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers of the Time-Based LTIP Units or the Time-Based LTIP Unitholders as such; and (ii) Any creation or issuance of any Partnership Units or of any class or series of Partnership Interest including without limitation additional Common Units or Time-Based LTIP Units, whether ranking senior to, junior to, or on a parity with the Time-Based LTIP Units with respect to distributions and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers of the Time-Based LTIP Units or the Time-Based LTIP Unitholders as such. The foregoing voting provisions will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required will be effected, all outstanding Time-Based LTIP Units shall have been converted into Common Units. 4.05 Conversion of Time-Based LTIP Units. (a) Subject to the provisions of this Section 4.05, a Time-Based LTIP Unitholder shall have the right (the “Conversion Right”), at such holder’s option, at any time to convert all or a portion of such holder’s Vested Time-Based LTIP Units into Common Units; provided, however, that a holder may not exercise the Conversion Right for less than 1,000 Vested Time-Based LTIP Units or, if such holder holds less than 1,000 Vested Time-Based LTIP Units, all of the Vested Time-Based LTIP Units held by such holder. Time-Based LTIP Unitholders shall not have the right to convert Unvested Time-Based LTIP Units into Common Units until they become Vested Time-Based LTIP Units; provided, however, that when a Time-Based LTIP Unitholder is notified of the expected occurrence of an event that will cause such Time-Based LTIP Unitholder’s Unvested Time-Based LTIP Units to become Vested Time-Based LTIP Units, such Time-Based LTIP Unitholder may give the Partnership a Conversion Notice conditioned upon and effective as of the time of vesting and such Conversion Notice, unless subsequently revoked by the Time-Based LTIP Unitholder, shall be accepted by the Partnership subject to such condition. The General Partner shall have the right at any time to cause a conversion of Vested Time-Based LTIP Units into Common Units. In all cases, the conversion of any Time-Based LTIP Units into Common Units shall be subject to the conditions and procedures set forth in this Section 4.05. (b) A holder of Vested Time-Based LTIP Units may convert such Time-Based LTIP Units into an equal number of fully paid and non-assessable Common Units, giving effect to all adjustments (if any) made pursuant to Section 4.04 hereof. Notwithstanding the foregoing, in no event may a holder of Vested Time-Based LTIP Units convert a number of Vested Time-Based LTIP Units that exceeds (x) the Economic Capital Account Balance of such Limited Partner, to the extent attributable to its ownership of Time-Based LTIP Units, divided by (y) the Common Unit Economic Balance, in each case as determined as of the effective date of conversion (the “Capital Account Limitation”). After one or more Time-Based LTIP Units have satisfied the Time-Based LTIP Unit Conversion Threshold, such Units shall forever have satisfied such threshold and the Capital Account Limitation shall thereafter apply only to any Time-Based LTIP Units that have not previously satisfied such threshold.

17 In order to exercise the Conversion Right, a Time-Based LTIP Unitholder shall deliver a notice (a “Conversion Notice”) in the form attached as Exhibit D hereto to the Partnership (with a copy to the General Partner) not less than ten nor more than 60 days prior to a date (the “Conversion Date”) specified in such Conversion Notice; provided, however, that if the General Partner has not given to the Time-Based LTIP Unitholders notice of a proposed or upcoming Common Unit Transaction (as defined in Section 4.05(f) hereof) at least 30 days prior to the effective date of such Common Unit Transaction, then Time-Based LTIP Unitholders shall have the right to deliver a Conversion Notice until the earlier of (x) the tenth day after such notice from the General Partner of a Common Unit Transaction or (y) the third Trading Day immediately preceding the effective date of such Common Unit Transaction. A Conversion Notice shall be provided in the manner provided in Section 12.01 hereof. Each Time-Based LTIP Unitholder covenants and agrees with the Partnership that all Vested Time-Based LTIP Units to be converted pursuant to this Section 4.05(b) shall be free and clear of all liens, claims and encumbrances. Notwithstanding anything herein to the contrary, a holder of Time-Based LTIP Units may deliver a Notice of Redemption pursuant to Section 8.04(a) hereof relating to those Common Units that will be issued to such holder upon conversion of such Time-Based LTIP Units into Common Units in advance of the Conversion Date; provided, however, that the redemption of such Common Units by the Partnership shall in no event take place until on or after the Conversion Date. For clarity, it is noted that the objective of this paragraph is to put a Time-Based LTIP Unitholder in a position where, if such holder so wishes, the Common Units into which such holder’s Vested Time-Based LTIP Units will be converted can be tendered to the Partnership for redemption simultaneously with such conversion, with the further consequence that, if the General Partner elects to assume the Partnership’s redemption obligation with respect to such Common Units under Section 8.04(b) hereof by delivering to such holder the REIT Shares Amount, then such holder can have the REIT Shares Amount issued to such holder simultaneously with the conversion of such holder’s Vested Time-Based LTIP Units into Common Units. The General Partner and Time-Based LTIP Unitholder shall reasonably cooperate with each other to coordinate the timing of the events described in the foregoing sentence. (c) The Partnership, at any time at the election of the General Partner, may cause any number of Vested Time-Based LTIP Units held by a Time-Based LTIP Unitholder to be converted (a “Forced Conversion”) into an equal number of Common Units, giving effect to all adjustments (if any) made pursuant to Section 4.04 hereof; provided, however, that the Partnership may not cause Forced Conversion of any Time-Based LTIP Units that would not at the time be eligible for conversion at the option of such Time-Based LTIP Unitholder pursuant to Section 4.05(b) hereof. In order to exercise its right of Forced Conversion, the Partnership shall deliver a notice (a “Forced Conversion Notice”) in the form attached as Exhibit E hereto to the applicable Time-Based LTIP Unitholder not less than ten nor more than 60 days prior to the Conversion Date specified in such Forced Conversion Notice. A Forced Conversion Notice shall be provided in the manner provided in Section 12.01 hereof and shall be revocable by the General Partner at any time prior to the Forced Conversion. (d) A conversion of Vested Time-Based LTIP Units for which the holder thereof has given a Conversion Notice or the Partnership has given a Forced Conversion Notice shall occur automatically after the close of business on the applicable Conversion Date without any action on the part of such Time-Based LTIP Unitholder, as of which time such Time-Based LTIP Unitholder shall be credited on the books and records of the Partnership with the issuance as of the opening of business on the next day of the number of Common Units issuable upon such conversion. After the conversion of Time-Based LTIP Units as aforesaid, the Partnership shall deliver to such Time-Based LTIP Unitholder, upon his or her written request, a certificate of the General Partner certifying the number of Common Units and remaining Time-Based LTIP Units, if any, held by such person immediately after such conversion. The Assignee of any Limited Partner pursuant to Article IX hereof may exercise the rights of such Limited Partner pursuant to this Section 4.05 and such Limited Partner shall be bound by the exercise of such rights by the Assignee. (e) For purposes of making future allocations under Section 5.01(g) hereof and applying the Capital Account Limitation, the portion of the Economic Capital Account Balance of the applicable Time-Based LTIP Unitholder that is treated as attributable to his or her Time-Based LTIP Units shall be reduced, as of the date of conversion, by the product of the number of Time-Based LTIP Units converted and the Common Unit Economic Balance. (f) If the Partnership or the General Partner shall be a party to any Common Unit Transaction (including without limitation a merger, consolidation, unit exchange, self tender offer for all or substantially all Common Units or other business combination or reorganization, or sale of all or substantially all of the Partnership’s

18 assets, but excluding any Common Unit Transaction which constitutes an Adjustment Event) in each case as a result of which Common Units shall be exchanged for or converted into the right, or the holders of Common Units shall otherwise be entitled, to receive cash, securities or other property or any combination thereof (each of the foregoing being referred to herein as a “Common Unit Transaction”), then the General Partner shall, subject to the terms of any applicable Equity Incentive Plan or Vesting Agreement, exercise immediately prior to the Common Unit Transaction its right to cause a Forced Conversion with respect to the maximum number of Time-Based LTIP Units then eligible for conversion, taking into account any allocations that occur in connection with the Common Unit Transaction or that would occur in connection with the Common Unit Transaction if the assets of the Partnership were sold at the Common Unit Transaction price or, if applicable, at a value determined by the General Partner in good faith using the value attributed to the Partnership Units in the context of the Common Unit Transaction (in which case the Conversion Date shall be the effective date of the Common Unit Transaction). In anticipation of such Forced Conversion and the consummation of the Common Unit Transaction, the Partnership shall use commercially reasonable efforts to cause each Time-Based LTIP Unitholder to be afforded the right to receive in connection with such Common Unit Transaction in consideration for the Common Units into which such Time-Based LTIP Unitholder’s Time-Based LTIP Units will be converted the same kind and amount of cash, securities and other property (or any combination thereof) receivable upon the consummation of such Common Unit Transaction by a holder of the same number of Common Units, assuming such holder of Common Units is not a Person with which the Partnership consolidated or into which the Partnership merged or which merged into the Partnership or to which such sale or transfer was made, as the case may be (a “Constituent Person”), or an affiliate of a Constituent Person. In the event that holders of Common Units have the opportunity to elect the form or type of consideration to be received upon consummation of the Common Unit Transaction, prior to such Common Unit Transaction, the General Partner shall give prompt written notice to each Time-Based LTIP Unitholder of such election, and shall use commercially reasonable efforts to afford the Time-Based LTIP Unitholders the right to elect, by written notice to the General Partner, the form or type of consideration to be received upon conversion of each Time-Based LTIP Unit held by such holder into Common Units in connection with such Common Unit Transaction. If a Time-Based LTIP Unitholder fails to make such an election, such holder (and any of its transferees) shall receive upon conversion of each Time-Based LTIP Unit held by such Time-Based LTIP Unitholder (or by any of such Time-Based LTIP Unitholder’s transferees) the same kind and amount of consideration that a holder of a Common Unit would receive if such Common Unit holder failed to make such an election. Subject to the rights of the Partnership and the General Partner under any Vesting Agreement and any Equity Incentive Plan, the Partnership shall use commercially reasonable efforts to cause the terms of any Common Unit Transaction to be consistent with the provisions of this Section 4.05(f) and to enter into an agreement with the successor or purchasing entity, as the case may be, for the benefit of any Time-Based LTIP Unitholders whose Time- Based LTIP Units will not be converted into Common Units in connection with the Common Unit Transaction that will (i) contain provisions enabling the holders of Time-Based LTIP Units that remain outstanding after such Common Unit Transaction to convert their Time-Based LTIP Units into securities as comparable as reasonably possible under the circumstances to the Common Units and (ii) preserve as far as reasonably possible under the circumstances the distribution, special allocation, conversion, and other rights set forth in this Agreement for the benefit of the Time-Based LTIP Unitholders. 4.06 Performance LTIP Units. (a) Issuance of Performance LTIP Units. Notwithstanding anything contained herein to the contrary, the General Partner may, from time to time, for such consideration as the General Partner may determine to be appropriate, issue Performance LTIP Units to Persons who provide services to or for the benefit of the Partnership or the General Partner and admit such Persons as Limited Partners. (b) General Treatment of Performance LTIP Units as LTIP Units. Except as otherwise provided in this Section 4.06, elsewhere in this Agreement or in an applicable Vesting Agreement: (i) each Performance LTIP Unit shall be treated as though it were a Time-Based LTIP Unit with all of the rights, privileges and obligations attendant thereto and all references to Time-Based LTIP Units in this Agreement shall refer equally to Performance LTIP Units; (ii) each Vested Performance LTIP Unit shall be treated as though it were a Vested Time-Based LTIP Unit with all of the rights, privileges and obligations attendant thereto, and all references to Vested Time-Based LTIP Units in this Agreement shall refer equally to Vested Performance LTIP Units; and (iii) each

19 Unvested Performance LTIP Unit shall be treated as though it were an Unvested Time-Based LTIP Unit with all of the rights, privileges and obligations attendant thereto and all references to Unvested Time-Based LTIP Units in this Agreement shall refer equally to Unvested Performance LTIP Units. (c) Special Treatment of Performance LTIP Units. Notwithstanding the foregoing, Performance LTIP Units shall be subject to the following special provisions: (i) Distributions. (1) Prior to achieving its Full Distribution Participation Date, the amount distributable with respect to a Performance LTIP Unit shall equal the product of the Initial Sharing Percentage for such Performance LTIP Unit and the amount otherwise distributable with respect to such Performance LTIP Unit pursuant to Section 4.06(b). (2) Make-Whole Distributions with Respect to Performance LTIP Units. Notwithstanding Sections 4.06(b), 4.06(c)(i)(1), 5.02 or 5.08, upon any Performance LTIP Units achieving their Full Distribution Participation Date, a holder of such Performance LTIP Units shall be entitled to receive one or more special distributions with respect to such Performance LTIP Units so that such holder has received an aggregate amount of distributions on such Performance LTIP Units, taking into account any prior distributions on such Performance LTIP Units, equal to what would have been received on such Performance LTIP Units had Section 4.06(c)(i)(1) not applied to such Performance LTIP Units; provided, however, the General Partner may reduce the amount of distributions payable to a holder pursuant to the preceding clause by up to the amount of distributions made on any Performance LTP Units that have been forfeited by such holder pursuant to the terms of an applicable Vesting Agreement (the amount so payable, a “Make-Whole Distribution” or “Make-Whole Distributions”). Any such distribution or distributions shall be subject to the general limitations of Article V, the terms of an applicable Vesting Agreement and any applicable legal or contractual restrictions (including with respect to restrictions on the payment of distributions under loan covenants or the terms of Partnership Units ranking senior to the Performance LTIP Units). Subject to the provisions herein, the General Partner shall use commercially reasonable efforts to pay such Make- Whole Distribution or Make-Whole Distributions as soon as commercially practicable on or after the date on which such Performance LTIP Units achieved its Full Distribution Participation Date, and may pay such distribution or distributions in preference to distributions otherwise payable to the Partners hereunder. The provisions of this Section 4.06(c)(i)(2) shall continue to apply to any Common Units into which Vested Performance LTIP Units have converted if such Vested Performance LTIP Units have not received the full amount of Make-Whole Distributions to which they were entitled prior to such conversion. (3) Post-Full Distribution Participation Date Distributions. For the avoidance of doubt, subject to Section 4.06(c)(i)(2), each Performance LTIP Unit that has achieved its Full Distribution Participation Date shall be entitled to receive the same amount of distributions, on a pari passu basis, as a Time-Based LTIP Unit. (ii) Allocations. Pursuant and subject to Section 5.01(g), (i) prior to achieving the Full Distribution Participation Date with respect its Performance LTIP Units, a Performance LTIP Unitholder generally shall receive allocations of Profit, Loss, and other items of income, gain, loss, deduction and credit with respect to each Performance LTIP Unit held by such Performance LTIP Unitholder as though such Performance LTIP Unit was a fraction of one outstanding Time-Based LTIP Unit equal to one Time-Based LTIP Unit multiplied by such Performance LTIP Unitholder’s Initial Sharing Percentage; (ii) upon achieving the Full Distribution Participation Date with respect its Performance LTIP Units, a Performance LTIP Unitholder generally shall receive allocations of Profit (or items of income and gain thereof) in an amount equal to the Make-Whole Distributions made with respect to such Performance LTIP Units; (iii) following achieving the Full Distribution Participation Date with respect its Performance LTIP Units, a Performance LTIP Unitholder generally shall receive allocations of Profit, Loss, and other items of income, gain, loss, deduction and credit with respect to each Performance LTIP Unit held by such Performance LTIP Unitholder as though such Performance LTIP Unit was a Time-Based LTIP Unit; and (iv) Liquidating Gains shall be allocated with respect to Performance LTIP Units as though such Performance LTIP Units were Time-Based LTIP Units.

20 4.07 Capital Accounts. A separate capital account (a “Capital Account”) shall be established and maintained for each Partner in accordance with Regulations Section 1.704-1(b)(2)(iv). If (i) a new or existing Partner acquires an additional Partnership Interest in exchange for more than a de minimis Capital Contribution, (ii) the Partnership distributes to a Partner more than a de minimis amount of Partnership property as consideration for a Partnership Interest, (iii) the Partnership is liquidated within the meaning of Regulation Section 1.704-1(b)(2)(ii)(g) or (iv) the Partnership grants a Partnership Interest (other than a de minimis Partnership Interest) as consideration for the provision of services to or for the benefit of the Partnership to an existing Partner acting in a Partner capacity, or to a new Partner acting in a Partner capacity or in anticipation of being a Partner, the General Partner shall revalue the property of the Partnership to its fair market value (as determined by the General Partner, in its sole and absolute discretion, and taking into account Section 7701(g) of the Code) in accordance with Regulations Section 1.704-1(b)(2)(iv)(f); provided that (i) the issuance of any Time-Based LTIP Unit or Performance LTIP Unit shall be deemed to require a revaluation pursuant to this Section 4.07 and (ii) the General Partner may elect not to revalue the property of the Partnership in connection with the issuance of additional Partnership Units pursuant to Section 4.02 to the extent in determines, in its sole and absolute discretion, that revaluing the property of the Partnership in not necessary or appropriate to reflect the relative economic interests of the Partners. When the Partnership’s property is revalued by the General Partner, the Capital Accounts of the Partners shall be adjusted in accordance with Regulations Sections 1.704-1(b)(2)(iv)(f) and (g), which generally require such Capital Accounts to be adjusted to reflect the manner in which the unrealized gain or loss inherent in such property (that has not been reflected in the Capital Accounts previously) would be allocated among the Partners pursuant to Section 5.01 hereof if there were a taxable disposition of such property for its fair market value (as determined by the General Partner, in its sole and absolute discretion, and taking into account Section 7701(g) of the Code) on the date of the revaluation. 4.08 Percentage Interests. If the number of outstanding Common Units, Series A Preferred Units, Time-Based LTIP Units or Performance LTIP Units increases or decreases during a taxable year, each Partner’s Percentage Interest shall be adjusted by the General Partner effective as of the effective date of each such increase or decrease to a percentage equal to the number of Common Units, Series A Preferred Units, Time-Based LTIP Units or Performance LTIP Units held by such Partner divided by the aggregate number of Common Units, Series A Preferred Units, Time-Based LTIP Units and Performance LTIP Units outstanding after giving effect to such increase or decrease. If the number of outstanding Common Units, Time-Based LTIP Units or Performance LTIP Units increases or decreases during a taxable year, each Partner’s Common Percentage Interest shall be adjusted by the General Partner effective as of the effective date of each such increase or decrease to a percentage equal to the number of Common Units, Time-Based LTIP Units or Performance LTIP Units held by such Partner divided by the aggregate number of Common Units, Time-Based LTIP Units and Performance LTIP Units outstanding after giving effect to such increase or decrease. If the Partners’ Percentage Interests or Common Percentage Interests are adjusted pursuant to this Section 4.08, the Profits and Losses for the taxable year in which the adjustment occurs shall be, except as otherwise provided in this Agreement, allocated between the part of the year ending on the day when the Partnership’s property is revalued by the General Partner and the part of the year beginning on the following day either (i) as if the taxable year had ended on the date of the adjustment or (ii) based on the number of days in each part. The General Partner, in its sole and absolute discretion, shall determine which method shall be used to allocate Profits and Losses for the taxable year in which the adjustment occurs. The allocation of Profits and Losses for the earlier part of the year shall be based on the Percentage Interests or Common Percentage Interests, as applicable, before adjustment, and the allocation of Profits and Losses for the later part shall be based on the adjusted Percentage Interests or Common Percentage Interests, as applicable. Notwithstanding the foregoing, the General Partner shall be entitled, in its discretion, to adjust the determination of Percentage Interests or Common Percentage Interests for a given purpose to take into account the varying economic terms of Time-Based LTIP Units and Performance LTIP Units, including their Capital Account balances, Initial Sharing Percentages and entitlements to distributions hereunder. 4.09 No Interest on Contributions. No Partner shall be entitled to interest on its Capital Contribution. 4.10 Return of Capital Contributions. No Partner shall be entitled to withdraw any part of its Capital Contribution or its Capital Account or to receive any distribution from the Partnership, except as specifically provided in this Agreement. Except as otherwise provided herein, there shall be no obligation to return to any Partner or withdrawn Partner any part of such Partner’s Capital Contribution for so long as the Partnership continues in existence. 4.11 No Third-Party Beneficiary. No creditor or other third party having dealings with the Partnership shall have the right to enforce the right or obligation of any Partner to make Capital Contributions or loans or to pursue

21 any other right or remedy hereunder or at law or in equity, it being understood and agreed that the provisions of this Agreement, except as provided in Section 6.03(h), shall be solely for the benefit of, and may be enforced solely by, the parties to this Agreement and their respective successors and assigns. None of the rights or obligations of the Partners herein set forth to make Capital Contributions or loans to the Partnership shall be deemed an asset of the Partnership for any purpose by any creditor or other third party, nor may such rights or obligations be sold, transferred or assigned by the Partnership or pledged or encumbered by the Partnership to secure any debt or other obligation of the Partnership or of any of the Partners. In addition, it is the intent of the parties hereto that no distribution to any Limited Partner shall be deemed a return of money or other property in violation of the Act. However, if any court of competent jurisdiction holds that, notwithstanding the provisions of this Agreement, any Limited Partner is obligated to return such money or property, such obligation shall be the obligation of such Limited Partner and not of the General Partner. Without limiting the generality of the foregoing, a deficit Capital Account of a Partner shall not be deemed to be a liability of such Partner nor an asset or property of the Partnership. ARTICLE V PROFITS AND LOSSES; DISTRIBUTIONS 5.01 Allocation of Profit and Loss. (a) Profit. After giving effect to the special allocations set forth in Sections 5.01(c), 5.01(d), and 5.01(e) and subject to Sections 5.01(f) and 5.01(g), Profit of the Partnership for each fiscal year of the Partnership shall be allocated to the Partners in the following order: (i) first, to the General Partner to the extent that Losses previously allocated to the General Partner pursuant to Section 5.01(b)(iv) hereof, on a cumulative basis, exceed Profits previously allocated to the General Partner pursuant to this Section 5.01(a)(i), on a cumulative basis; (ii) second, to the holders of any Partnership Units that are entitled to any preference upon liquidation until the cumulative Profits allocated under this Section 5.01(a)(ii) equals the cumulative Losses allocated to such Partners under Section 5.01(b)(iii) hereof; (iii) third, to the holders of any Partnership Units that are entitled to any preference in distribution in accordance with the rights of any other class of Partnership Units until each such Partnership Unit has been allocated, on a cumulative basis pursuant to this Section 5.01(a)(iii), Profits equal to the amount of distributions payable that are attributable to the preference of such class of Partnership Units whether or not paid (and, within such class, pro rata in proportion to their respective Percentage Interests of such class as of the last day of the period for which such allocation is being made); and (iv) finally, with respect to Partnership Units that are not entitled to any preference in distribution or with respect to which distributions are not limited to any preference in distribution, pro rata to each such class in accordance with the terms of such class (and, within such class, pro rata in proportion to their respective Percentage Interests of such class as of the last day of the period for which such allocation is being made). (b) Loss. After giving effect to the special allocations set forth in Sections 5.01(c), 5.01(d), and 5.01(e) and subject to Sections 5.01(f) and 5.01(g), Loss of the Partnership for each fiscal year of the Partnership shall be allocated to the Partners in the following order: (i) first, to the holders of Partnership Units, in proportion to, and to the extent that, their share of the Profits previously allocated pursuant to Section 5.01(a)(iv) exceeds, on a cumulative basis, the sum of (i) distributions with respect to such Partnership Units pursuant to Section 5.02(a) and (ii) Losses allocated under this Section 5.01(b)(i); (ii) second, with respect to classes of Partnership Units that are not entitled to any preference in distribution upon liquidation, pro rata to each such class in accordance with the terms of such class (and, within such class, pro rata in proportion to their respective Percentage Interests of such class as of the last day of the period for which such allocation is being made); provided, however, that Losses shall not be allocated to any Partner

22 pursuant to this Section 5.01(b)(ii) to the extent that such allocation would cause such Partner to have an Adjusted Capital Account Deficit (or increase any existing Adjusted Capital Account Deficit) (determined in the case of a Partner who also holds classes of Partnership Units that are entitled to any preferences in distribution upon liquidation, by subtracting from such Partners’ Adjusted Capital Account the amount of such preferred distribution to be made upon liquidation) at the end of such fiscal year (or portion thereof); (iii) third, with respect to classes of Partnership Units that are entitled to any preference in distribution upon liquidation, in reverse order of the priorities of each such class (and within each such class, pro rata in proportion to their respective Percentage Interests of such class as of the last day of the period for which such allocation is being made); provided, however, that Losses shall not be allocated to any Partner pursuant to this Section 5.01(b)(iii) to the extent that such allocation would cause such Partner to have an Adjusted Capital Account Deficit (or increase any existing Adjusted Capital Account Deficit); and (iv) thereafter, to the General Partner. (c) Minimum Gain Chargeback. Notwithstanding any provision to the contrary, (i) any expense of the Partnership that is a “nonrecourse deduction” within the meaning of Regulations Section 1.704-2(b)(1) shall be allocated as determined by the General Partner, (ii) any expense of the Partnership that is a “partner nonrecourse deduction” within the meaning of Regulations Section 1.704-2(i)(2) shall be allocated to the Partner that bears the “economic risk of loss” of such deduction in accordance with Regulations Section 1.704-2(i)(1), (iii) if there is a net decrease in Partnership Minimum Gain within the meaning of Regulations Section 1.704-2(f)(1) for any Partnership taxable year, then, subject to the exceptions set forth in Regulations Section 1.704-2(f)(2),(3), (4) and (5), items of gain and income shall be allocated among the Partners in accordance with Regulations Section 1.704-2(f) and the ordering rules contained in Regulations Section 1.704-2(j), and (iv) if there is a net decrease in Partner Nonrecourse Debt Minimum Gain within the meaning of Regulations Section 1.704-2(i)(4) for any Partnership taxable year, then, subject to the exceptions set forth in Regulations Section 1.704(2)(g), items of gain and income shall be allocated among the Partners in accordance with Regulations Section 1.704-2(i)(4) and the ordering rules contained in Regulations Section 1.704-2(j). The manner in which it is reasonably expected that the deductions attributable to nonrecourse liabilities will be allocated for purposes of determining a Partner’s share of the nonrecourse liabilities of the Partnership within the meaning of Regulations Section 1.752-3(a)(3) shall be determined by the General Partner. (d) Qualified Income Offset. If a Partner receives in any taxable year an adjustment, allocation or distribution described in subparagraphs (4), (5) or (6) of Regulations Section 1.704-1(b)(2)(ii)(d) that causes or increases a deficit balance in such Partner’s Capital Account that exceeds the sum of such Partner’s shares of Partnership Minimum Gain and Partner Nonrecourse Debt Minimum Gain, as determined in accordance with Regulations Sections 1.704-2(g) and 1.704-2(i), such Partner shall be allocated specially for such taxable year (and, if necessary, later taxable years) items of income and gain in an amount and manner sufficient to eliminate such deficit Capital Account balance as quickly as possible as provided in Regulations Section 1.704-1(b)(2)(ii)(d). After the occurrence of an allocation of income or gain to a Partner in accordance with this Section 5.01(d), to the extent permitted by Regulations Section 1.704-1(b), items of expense or loss shall be allocated to such Partner in an amount necessary to offset the income or gain previously allocated to such Partner under this Section 5.01(d). (e) Capital Account Deficits. Loss shall not be allocated to a Limited Partner to the extent that such allocation would cause a deficit in such Partner’s Capital Account (after reduction to reflect the items described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6)) to exceed the sum of such Partner’s shares of Partnership Minimum Gain and Partner Nonrecourse Debt Minimum Gain. Any Loss in excess of that limitation shall be allocated to the General Partner in accordance with Section 5.01(b). (f) Allocations Between Transferor and Transferee. If a Partner transfers any part or all of its Partnership Units, the distributive shares of the various items of Profit and Loss allocable among the Partners during such fiscal year of the Partnership shall be allocated between the transferor and the transferee Partner either (i) as if the Partnership’s fiscal year had ended on the date of the transfer or (ii) based on the number of days of such fiscal year that each was a Partner without regard to the results of Partnership activities in the respective portions of such fiscal year in which the transferor and the transferee were Partners. The General Partner, in its sole and absolute discretion, shall determine which method shall be used to allocate the distributive shares of the various items of Profit and Loss between the transferor and the transferee Partner.

23 (g) Special Allocations Regarding LTIP Units. (i) Generally. Notwithstanding Sections 5.01(a) and 5.01(b) or any other provision herein to the contrary, for any fiscal year in which distributions are actually made with respect to Time-Based LTIP Units, Performance LTIP Units or any other Partnership Units intended to be treated as “profits interests” for U.S. federal income tax purposes, the General Partner, in its sole and absolute discretion, may allocate Profits (or items of income or gain thereof) accrued and realized following the issuance of the relevant Partnership Units to the holders of such Partnership Units (1) so that Profits (and items of income or gain thereof) allocated hereunder with respect to such Partnership Units for such fiscal year equal up to the amount of such distributions, (2) to avoid causing the Capital Accounts relating to such Partnership Units to become negative as a result of such distributions (after taking into account all other allocations tentatively made pursuant to this Agreement) and (3) otherwise to preserve the treatment of such Partnership Units as “profits interests.” To the extent such a holder receives a distribution with respect to any such Partnership Units in excess of the portion of its Capital Account attributable to such Partnership Units, such excess may be treated by the Partnership, in the sole and absolute discretion of the General Partner, as a “guaranteed payment” within the meaning of Section 707(c) of the Code. Notwithstanding any provision herein to the contrary, allocations of Liquidating Gains, Profit and Loss and other items of income, gain, loss, deduction and credit with respect to Time-Based LTIP Units, Performance LTIP Units or any other Partnership Units intended to be treated as “profits interests” for U.S. federal income tax purposes shall be restricted to ensure such allocations consist only of income and gain arising after the issuance of such Partnership Units and otherwise to the extent the General Partner determines, in its sole and absolute discretion, necessary or appropriate to preserve the treatment of such Partnership Units as “profits interests” for such purposes and to comply with any applicable IRS guidance (including “safe harbor” guidance). (ii) Allocations with Respect to Performance LTIP Units. Consistent with Section 4.06(c) and Section 5.01(g)(i), allocations of Profits and Losses, and items of income, gain, loss, and deduction thereof, with respect to any Performance LTIP Unit shall take into account the Initial Sharing Percentage of such Performance LTIP Unit prior to achieving its Full Distribution Participation Date and the actual distributions made with respect thereto, including any Make-Whole Distributions. (iii) Allocations of Liquidating Gains. Notwithstanding the provisions of Sections 5.01(a) and 5.01(b) hereof, Liquidating Gains shall first be allocated to the Time-Based LTIP Unitholders and Performance LTIP Unitholders until their Economic Capital Account Balances, to the extent attributable to their ownership of Time-Based LTIP Units and Performance LTIP Units, are equal to (i) the Common Unit Economic Balance, multiplied by (ii) the number of their Time-Based LTIP Units and Performance LTIP Units. For this purpose, “Liquidating Gains” means net capital gains realized in connection with the actual or hypothetical sale of all or substantially all of the assets of the Partnership, including but not limited to net capital gain realized in connection with an adjustment to the value of Partnership assets under Section 704(b) of the Code. The “Economic Capital Account Balances” of the Time-Based LTIP Unitholders and Performance LTIP Unitholders will be equal to their Capital Account balances to the extent attributable to their ownership of such Partnership Units. Similarly, the “Common Unit Economic Balance” shall mean (i) the Capital Account balance of the General Partner, plus the amount of the General Partner’s share of any Partner Nonrecourse Debt Minimum Gain or Partnership Minimum Gain, in either case to the extent attributable to the General Partner’s ownership of Common Units and computed on a hypothetical basis after taking into account all allocations through the date on which any allocation is made under this Section 5.01(g), divided by (ii) the number of the General Partner’s Common Units. Any such allocations shall be made among the Time-Based LTIP Unitholders and Performance LTIP Unitholders in proportion to the amounts required to be allocated to each under this 5.01(g)(iii). The parties agree that the intent of this Section 5.01(g) is to make the Capital Account balance associated with each Time-Based LTIP Unit and Performance LTIP Unit to be economically equivalent to the Capital Account balance associated with the General Partner’s Common Units (on a per-Unit basis). For the avoidance of doubt, the special allocations of Liquidating Gains pursuant to the preceding provisions of this Section 5.01(g)(iii) shall cease to apply to any Time-Based LTIP Unit or Performance LTIP Unit once such Partnership Unit has met the Time-Based LTIP Unit Conversion Threshold. (iv) After taking into account the allocations and distributions to Time-Based LTIP Units and Performance LTIP Units herein, the General Partner shall make additional allocations of Profit and Loss (or items included in the computation thereof) with respect to any Time-Based LTIP Unit or Performance LTIP Unit for which the Time-Based LTIP Unit Conversion Threshold has been met to maintain, to the extent possible, equivalency

24 between the Capital Account balance attributable to such Time-Based LTIP Unit or Performance LTIP Unit and the Capital Account balance attributable to a Common Unit held by the General Partner. (v) In addition, the General Partner may apply, in whole or in part, the provisions of this Section 5.01(g) to Common Units into which Vested Time-Based LTIP Units or Vested Performance LTIP Units have converted, (A) to take into account a conversion that occurs after the beginning but before the end of a period during which allocations are being made, (B) to take into account Make-Whole Distributions, and (C) to otherwise give effect to the provisions of this Section 5.01(g). Profit, Loss and any other items of income, gain, loss, deduction and credit of the Partnership allocable under the other provisions of this Agreement shall be recomputed after taking into account the allocations made pursuant to this Section 5.01(g). (vi) Capital Account Adjustments and Allocations upon Forfeiture. Except as otherwise provided in this Agreement or any applicable Vesting Agreement, in connection with any repurchase or forfeiture of Time-Based LTIP Units or Performance LTIP Units, the balance of the portion of the Capital Account of the holder of such Time-Based LTIP Units or Performance LTIP Units that is attributable to all of their Time-Based LTIP Units and Performance LTIP Units shall be reduced, to the greatest extent possible, by the amount, if any, by which it exceeds the target balance contemplated by this Section 5.01(g), calculated with respect to such holder’s remaining Time-Based LTIP Units and Performance LTIP Units, if any. Such reduction shall be accomplished in such manner as the General Partner determines, in its sole and absolute discretion, including a reduction with or without a reallocation of such amount among other Partners, special allocations of items of income, gain, loss or deduction (including pursuant to finalized Regulations), a “book down” in the value of Partnership assets in the amount of such reduction, or a combination of the foregoing. (h) Definition of Profit and Loss. “Profit” and “Loss” and any items of income, gain, expense or loss referred to in this Agreement shall be determined in accordance with federal income tax accounting principles, as modified by Regulations Section 1.704-1(b)(2)(iv), except that Profit and Loss shall not include items of income, gain and expense that are specially allocated pursuant to Sections 5.01(c), (d) or (e) hereof. All allocations of income, Profit, gain, Loss and expense (and all items contained therein) for federal income tax purposes shall be identical to all allocations of such items set forth in this Section 5.01, except as otherwise required by Section 704(c) of the Code and Regulations Section 1.704-1(b)(4). With respect to properties acquired by the Partnership, the General Partner shall have the authority to elect the method to be used by the Partnership for allocating items of income, gain and expense as required by Section 704(c) of the Code with respect to such properties, and such election shall be binding on all Partners. 5.02 Distribution of Cash. (a) Subject to Sections 5.02(c), 5.02(d), 5.02(e), 5.03 and 5.08 hereof and to the terms of any Partnership Unit Designation, and except with respect to distributions in connection with a liquidation of the Partnership pursuant to Section 5.06(a), the Partnership shall distribute cash at such times and in such amounts as are determined by the General Partner in its sole and absolute discretion, (i) first, to any holders of Partnership Units that are entitled to any preference in distribution in accordance with the rights of any such class of Partnership Units (and, within such class, pro rata in proportion to their respective Percentage Interests of such class on such Partnership Record Date), and (ii) second, to all other Partners who are Partners on the Partnership Record Date with respect to such quarter (or other distribution period) in proportion to their respective Percentage Interests of such other class or classes on the Partnership Record Date. Unless otherwise expressly provided for herein, or in the terms established for a new class or series of Partnership Units created in accordance with Article IV hereof, no Partnership Unit shall be entitled to a distribution in preference to any other Partnership Unit. (b) In accordance with the terms of Section 4.04(a)(ii), the Time-Based LTIP Unitholders shall be entitled to receive distributions in an amount per Time-Based LTIP Unit equal to the Common Partnership Unit Distribution. Performance LTIP Unitholders shall be entitled to receive distributions as provided in Section 4.06. (c) If a new or existing Partner acquires additional Partnership Units in exchange for a Capital Contribution on any date other than a Partnership Record Date (other than Partnership Units acquired by the General Partner in connection with the issuance of additional REIT Shares or Additional Securities), the cash distribution attributable to such additional Partnership Units relating to the Partnership Record Date next following the issuance

25 of such additional Partnership Units shall be reduced in the proportion to (i) the number of days that such additional Partnership Units are held by such Partner bears to (ii) the number of days between such Partnership Record Date and the immediately preceding Partnership Record Date. (d) Notwithstanding any other provision of this Agreement, the General Partner is authorized to take any action that it determines to be necessary or appropriate to cause the Partnership to comply with any withholding requirements established under the Code or any other federal, state or local law including, without limitation, pursuant to Sections 1441, 1442, 1445 and 1446 of the Code. To the extent that the Partnership is required to withhold and pay over to any taxing authority any amount resulting from the allocation or distribution of income to a Partner or assignee (including by reason of Section 1446 of the Code), either (i) if the actual amount to be distributed to the Partner (the “Distributable Amount”) equals or exceeds the Withheld Amount, the entire Distributable Amount shall be treated as a distribution of cash to such Partner, or (ii) if the Distributable Amount is less than the Withheld Amount, the excess of the Withheld Amount over the Distributable Amount shall be treated as a Partnership Loan from the Partnership to the Partner on the day the Partnership pays over such amount to a taxing authority. A Partnership Loan shall be repaid upon the demand of the Partnership or, alternatively, through withholding by the Partnership with respect to subsequent distributions to the applicable Partner or assignee. In the event that a Limited Partner fails to pay any amount owed to the Partnership with respect to the Partnership Loan within 15 days after demand for payment thereof is made by the Partnership on the Limited Partner, the General Partner, in its sole and absolute discretion, may elect to make the payment to the Partnership on behalf of such Defaulting Limited Partner. In such event, on the date of payment, the General Partner shall be deemed to have extended a General Partner Loan to the Defaulting Limited Partner in the amount of the payment made by the General Partner and shall succeed to all rights and remedies of the Partnership against the Defaulting Limited Partner as to that amount. Without limitation, the General Partner shall have the right to receive any distributions that otherwise would be made by the Partnership to the Defaulting Limited Partner until such time as the General Partner Loan has been paid in full, and any such distributions so received by the General Partner shall be treated as having been received by the Defaulting Limited Partner and immediately paid to the General Partner. Any amounts treated as a Partnership Loan or a General Partner Loan pursuant to this Section 5.02(d) shall bear interest at the lesser of (i) 300 basis points above the base rate on corporate loans at large United States money center commercial banks, as published from time to time in The Wall Street Journal or, if not so published, in any similar publication, or (ii) the maximum lawful rate of interest on such obligation, such interest to accrue from the date the Partnership or the General Partner, as applicable, is deemed to extend the loan until such loan is repaid in full. (e) In no event may a Partner receive a distribution of cash with respect to a Partnership Unit if such Partner is entitled to receive a cash dividend or other distribution of cash as the holder of record of a REIT Share for which all or part of such Partnership Unit has been or will be redeemed. 5.03 REIT Distribution Requirements. The General Partner shall use commercially reasonable efforts to cause the Partnership to distribute amounts sufficient to enable the General Partner to pay distributions to its stockholders that will allow the General Partner to (i) meet its distribution requirement for qualification as a REIT as set forth in Section 857 of the Code and (ii) avoid any federal income or excise tax liability imposed by the Code, other than to the extent the General Partner elects to retain and pay income tax on its net capital gain. 5.04 No Right to Distributions in Kind. No Partner shall be entitled to demand property other than cash in connection with any distributions by the Partnership. 5.05 Limitations on Return of Capital Contributions. Notwithstanding any of the provisions of this Article V, no Partner shall have the right to receive, and the General Partner shall not have the right to make, a distribution that includes a return of all or part of a Partner’s Capital Contributions, unless after giving effect to the return of a Capital Contribution, the sum of all Partnership liabilities, other than the liabilities to a Partner for the return of his Capital Contribution, does not exceed the fair market value of the Partnership’s assets. 5.06 Distributions Upon Liquidation. (a) Upon liquidation of the Partnership, after payment of, or adequate provision for, debts and obligations of the Partnership, including any Partner loans, any remaining assets of the Partnership shall be distributed

26 (i) first, to the holders of Partnership Units that are entitled to any preference in distribution upon liquidation in accordance with the rights of any such class or series of Partnership Units (and, within each such class or series, to each holder thereof pro rata based on its Percentage Interest in such class), and (ii) second, to all other Partners with positive Capital Accounts in accordance with their respective positive Capital Account balances. (b) For purposes of Section 5.06(a) hereof, the Capital Account of each Partner shall be determined after all adjustments made in accordance with Sections 5.01 and 5.02 hereof resulting from Partnership operations and from all sales and dispositions of all or any part of the Partnership’s assets. (c) Any distributions pursuant to this Section 5.06 shall be made by the end of the Partnership’s taxable year in which the liquidation occurs (or, if later, within 90 days after the date of the liquidation). To the extent deemed advisable by the General Partner, appropriate arrangements (including the use of a liquidating trust) may be made to assure that adequate funds are available to pay any contingent debts or obligations. 5.07 Substantial Economic Effect. It is the intent of the Partners that the allocations of Profit and Loss under this Agreement have substantial economic effect (or be consistent with the Partners’ interests in the Partnership in the case of the allocation of losses attributable to nonrecourse debt) within the meaning of Section 704(b) of the Code as interpreted by the Regulations promulgated pursuant thereto. Article V and other relevant provisions of this Agreement shall be interpreted in a manner consistent with such intent. 5.08 Distributions with respect to “Profits Interests”. Notwithstanding any provision herein to the contrary, in the General Partner’s sole and absolute discretion, distributions on a Time-Based LTIP Unit, Performance LTIP Unit or any other Partnership Unit intended to be treated as a “profits interest” for U.S. federal income tax purposes may be adjusted (including deferred or permanently reduced) as necessary to ensure the amount apportioned to each such Partnership Unit does not exceed the amount attributable to Partnership net income or gain allocated with respect to such Partnership Unit and realized after the date such Partnership Unit was issued by the Partnership. The intent of this Section 5.08 is to ensure that any such Partnership Units qualify as “profits interests” for U.S. federal income tax purposes and under Revenue Procedure 93-27,1993-2 C.B. 343 (June 9, 1993) and Revenue Procedure 2001-43, 2001-2 C.B. 191 (August 3, 2001), and this Agreement shall be interpreted and applied consistently therewith. The General Partner at its sole and absolute discretion may amend this Section 5.08 to ensure that any such Partnership Units qualify as “profits interests” under any existing and any future U.S. federal income tax laws and IRS guidance. ARTICLE VI RIGHTS, OBLIGATIONS AND POWERS OF THE GENERAL PARTNER 6.01 Management of the Partnership. (a) Except as otherwise expressly provided in this Agreement, the General Partner shall have full, complete and exclusive discretion to manage and control the business of the Partnership for the purposes herein stated, and shall make all decisions affecting the business and assets of the Partnership. Subject to the restrictions specifically contained in this Agreement, the powers of the General Partner shall include, without limitation, the authority to take the following actions on behalf of the Partnership: (i) acquire, purchase, own, operate, lease and dispose of any real property and any other property or assets including, but not limited to, notes and mortgages that the General Partner determines are necessary or appropriate in the business of the Partnership; (ii) construct buildings and make other improvements on the properties owned or leased by the Partnership; (iii) authorize, issue, sell, redeem or otherwise purchase any Partnership Units or any securities of the Partnership (including secured and unsecured debt obligations of the Partnership, debt obligations of the Partnership convertible into any class or series of Partnership Units, or Rights relating to any class or series of Partnership Units);

27 (iv) borrow or lend money for the Partnership, issue or receive evidences of indebtedness in connection therewith, refinance, increase the amount of, modify, amend or change the terms of, or extend the time for the payment of, any such indebtedness, and secure indebtedness by mortgage, deed of trust, pledge or other lien on the Partnership’s assets; (v) pay, either directly or by reimbursement, all operating costs and general administrative expenses of the Partnership to third parties or to the General Partner or its Affiliates as set forth in this Agreement; (vi) guarantee or become a co-maker of indebtedness of any Subsidiary of the General Partner or the Partnership, refinance, increase the amount of, modify, amend or change the terms of, or extend the time for the payment of, any such guarantee or indebtedness, and secure such guarantee or indebtedness by mortgage, deed of trust, pledge or other lien on the Partnership’s assets; (vii) use assets of the Partnership (including, without limitation, cash on hand) for any purpose consistent with this Agreement, including, without limitation, payment, either directly or by reimbursement, of all operating costs and general and administrative expenses of the General Partner, the Partnership or any Subsidiary of either, to third parties or to the General Partner as set forth in this Agreement; (viii) lease all or any portion of any of the Partnership’s assets, whether or not the terms of such leases extend beyond the termination date of the Partnership and whether or not any portion of the Partnership’s assets so leased are to be occupied by the lessee, or, in turn, subleased in whole or in part to others, for such consideration and on such terms as the General Partner may determine and to further lease property from third parties, including ground leases; (ix) prosecute, defend, arbitrate or compromise any and all claims or liabilities in favor of or against the Partnership, on such terms and in such manner as the General Partner may determine, and similarly prosecute, settle or defend litigation with respect to the Partners, the Partnership or the Partnership’s assets; (x) file applications, communicate and otherwise deal with any and all governmental agencies having jurisdiction over, or in any way affecting, the Partnership’s assets or any other aspect of the Partnership’s business; (xi) make or revoke any election permitted or required of the Partnership by any taxing authority; (xii) maintain such insurance coverage for public liability, fire and casualty, and any and all other insurance for the protection of the Partnership, for the conservation of Partnership assets, or for any other purpose convenient or beneficial to the Partnership, in such amounts and such types, as it shall determine from time to time; (xiii) determine whether or not to apply any insurance proceeds for any property to the restoration of such property or to distribute the same; (xiv) establish one or more divisions of the Partnership, hire and dismiss employees of the Partnership or any division of the Partnership, and retain legal counsel, accountants, consultants, real estate brokers and such other persons as the General Partner may deem necessary or appropriate in connection with the Partnership business and pay therefor such reasonable remuneration as the General Partner may deem reasonable and proper; (xv) retain other services of any kind or nature in connection with the Partnership’s business, and pay therefor such remuneration as the General Partner may deem reasonable and proper; (xvi) negotiate and conclude agreements on behalf of the Partnership with respect to any of the rights, powers and authority conferred upon the General Partner;

28 (xvii) maintain accurate accounting records and file all federal, state and local income tax returns on behalf of the Partnership; (xviii) distribute Partnership cash or other Partnership assets in accordance with this Agreement; (xix) form or acquire an interest in, and contribute property to, any further limited or general partnerships, joint ventures or other relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contributions of property to, its Subsidiaries and any other Person in which it has an equity interest from time to time); (xx) establish Partnership reserves for working capital, capital expenditures, contingent liabilities or any other valid Partnership purpose; (xxi) merge, consolidate or combine the Partnership with or into another Person; (xxii) enter into and perform obligations under underwriting or other agreements in connection with issuances of securities by the Partnership or the General Partner or any affiliate thereof; (xxiii) do any and all acts and things necessary or prudent to ensure that the Partnership will not be classified as a “publicly traded partnership” taxable as a corporation under Section 7704 of the Code or an “investment company” or a subsidiary of an investment company under the Investment Company Act of 1940; and (xxiv) take such other action, execute, acknowledge, swear to or deliver such other documents and instruments, and perform any and all other acts that the General Partner deems necessary or appropriate for the formation, continuation and conduct of the business and affairs of the Partnership (including, without limitation, all actions consistent with allowing the General Partner at all times to qualify as a REIT unless the General Partner voluntarily terminates or revokes its REIT status) and to possess and enjoy all of the rights and powers of a general partner as provided by the Act. (b) Except as otherwise provided herein, to the extent the duties of the General Partner require expenditures of funds to be paid to third parties, the General Partner shall not have any obligations hereunder except to the extent that Partnership funds are reasonably available to it for the performance of such duties, and nothing herein contained shall be deemed to authorize or require the General Partner, in its capacity as such, to expend its individual funds for payment to third parties or to undertake any individual liability or obligation on behalf of the Partnership. 6.02 Delegation of Authority. The General Partner may delegate any or all of its powers, rights and obligations hereunder, and may appoint, employ, contract or otherwise deal with any Person for the transaction of the business of the Partnership, which Person may, under supervision of the General Partner, perform any acts or services for the Partnership as the General Partner may approve. 6.03 Indemnification and Exculpation of Indemnitees. (a) The Partnership shall indemnify an Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including reasonable legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Partnership as set forth in this Agreement in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, unless it is established that: (i) the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the Indemnitee actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 6.03(a). The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the

29 Indemnitee acted in a manner contrary to that specified in this Section 6.03(a). Any indemnification pursuant to this Section 6.03 shall be made only out of the assets of the Partnership. (b) The Partnership shall reimburse an Indemnitee for reasonable expenses incurred by an Indemnitee who is a party to a proceeding in advance of the final disposition of the proceeding upon receipt by the Partnership of (i) a written affirmation by the Indemnitee of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in this Section 6.03 has been met, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met. (c) The indemnification provided by this Section 6.03 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity. (d) The Partnership may purchase and maintain insurance, as an expense of the Partnership, on behalf of the Indemnitees and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership’s activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement. (e) For purposes of this Section 6.03, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by the Indemnitee of its duties to the Partnership also imposes duties on, or otherwise involves services by, the Indemnitee to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute fines within the meaning of this Section 6.03; and actions taken or omitted by the Indemnitee with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by the Indemnitee to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose that is not opposed to the best interests of the Partnership. (f) In no event may an Indemnitee subject the Limited Partners to personal liability by reason of the indemnification provisions set forth in this Agreement. (g) An Indemnitee shall not be denied indemnification in whole or in part under this Section 6.03 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement. (h) The provisions of this Section 6.03 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons. (i) Any amendment, modification or repeal of this Section 6.03 or any provision hereof shall be prospective only and shall not in any way affect the indemnification of an Indemnitee by the Partnership under this Section 6.03 as in effect immediately prior to such amendment, modification or repeal with respect to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when claims relating to such matters may arise or be asserted. 6.04 Liability of the General Partner. (a) Notwithstanding anything to the contrary set forth in this Agreement, neither the General Partner, nor any of its directors, officers, agents or employees shall be liable for monetary damages to the Partnership or any Partners for losses sustained or liabilities incurred as a result of errors in judgment or mistakes of fact or law or of any act or omission if any such party acted in good faith. The General Partner shall not be in breach of any duty that the General Partner may owe to the Limited Partners or the Partnership or any other Persons under this Agreement or of any duty stated or implied by law or equity provided the General Partner, acting in good faith, abides by the terms of this Agreement.

30 (b) The Limited Partners expressly acknowledge that the General Partner is acting on behalf of the Partnership, the Limited Partners and the General Partner’s stockholders collectively, that the General Partner is under no obligation to consider the separate interests of the Limited Partners (including, without limitation, the tax consequences to Limited Partners or the tax consequences of some, but not all, of the Limited Partners) in deciding whether to cause the Partnership to take (or decline to take) any actions. In the event of a conflict between the interests of the stockholders of the General Partner on the one hand and the Limited Partners on the other, the General Partner shall endeavor in good faith to resolve the conflict in a manner not adverse to either the stockholders of the General Partner or the Limited Partners; provided, however, that for so long as the General Partner owns a controlling interest in the Partnership, any such conflict that the General Partner, in its sole and absolute discretion, determines cannot be resolved in a manner not adverse to either the stockholders of the General Partner or the Limited Partners shall be resolved in favor of the stockholders of the General Partner. The General Partner shall not be liable for monetary damages for losses sustained, liabilities incurred or benefits not derived by the Limited Partners in connection with such decisions. (c) Subject to its obligations and duties as General Partner set forth in Section 6.01 hereof, the General Partner may exercise any of the powers granted to it under this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents. The General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by it in good faith. (d) Notwithstanding any other provisions of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of the General Partner to continue to qualify as a REIT or (ii) to prevent the General Partner from incurring any taxes under Section 857, Section 4981 or any other provision of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners. (e) Any amendment, modification or repeal of this Section 6.04 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner’s or any of its officers’, directors’, agents’ or employees’ liability to the Partnership and the Limited Partners under this Section 6.04 as in effect immediately prior to such amendment, modification or repeal with respect to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when claims relating to such matters may arise or be asserted. 6.05 Partnership Obligations. (a) Except as provided in this Section 6.05 and elsewhere in this Agreement (including the provisions of Articles V and VI hereof regarding distributions, payments and allocations to which it may be entitled), the General Partner shall not be compensated for its services as general partner of the Partnership. (b) All Administrative Expenses shall be obligations of the Partnership, and the General Partner shall be entitled to reimbursement by the Partnership for any expenditure (including Administrative Expenses) incurred by it on behalf of the Partnership that shall be made other than out of the funds of the Partnership. All reimbursements hereunder shall be characterized for federal income tax purposes as expenses of the Partnership incurred on its behalf, and not as expenses of the General Partner. 6.06 Outside Activities. Subject to Section 6.08 hereof, the Articles and any agreements entered into by the General Partner or its Affiliates with the Partnership or a Subsidiary, any officer, director, employee, agent, trustee, Affiliate or stockholder of the General Partner, the General Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities substantially similar or identical to those of the Partnership. Neither the Partnership nor any of the Limited Partners shall have any rights by virtue of this Agreement in any such business ventures, interest or activities. None of the Limited Partners nor any other Person shall have any rights by virtue of this Agreement or the partnership relationship established hereby in any such business ventures, interests or activities, and the General Partner shall have no obligation pursuant to this Agreement to offer any interest in any such business ventures, interests and activities to the Partnership or any Limited Partner, even if such opportunity is of a character that, if presented to the Partnership or any Limited Partner, could be taken by such Person.

31 6.07 Employment or Retention of Affiliates. (a) Any Affiliate of the General Partner may be employed or retained by the Partnership and may otherwise deal with the Partnership (whether as a buyer, lessor, lessee, manager, furnisher of goods or services, broker, agent, lender or otherwise) and may receive from the Partnership any compensation, price or other payment therefor that the General Partner determines to be fair and reasonable. (b) The Partnership may lend or contribute to its Subsidiaries or other Persons in which it has an equity investment, and such Persons may borrow funds from the Partnership, on terms and conditions established in the sole and absolute discretion of the General Partner. The foregoing authority shall not create any right or benefit in favor of any Subsidiary or any other Person. (c) The Partnership may transfer assets to joint ventures, other partnerships, corporations or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions as the General Partner deems are consistent with this Agreement and applicable law. 6.08 General Partner Activities. The General Partner agrees that, generally, all business activities of the General Partner, including activities pertaining to the acquisition, development, ownership of or investment in real property or other property, shall be conducted through the Partnership or one or more Subsidiaries of the Partnership; provided, however, that the General Partner may make direct acquisitions or undertake business activities if such acquisitions or activities are made in connection with the issuance of Additional Securities by the General Partner or the business activity has been approved by a majority of the Independent Directors. If, at any time, the General Partner acquires material assets (other than Partnership Units or other assets on behalf of the Partnership) without transferring such assets to the Partnership, the definition of “REIT Shares Amount” may be adjusted, as reasonably determined by the General Partner, to reflect only the fair market value of a REIT Share attributable to the General Partner’s Partnership Units and other assets held on behalf of the Partnership. 6.09 Title to Partnership Assets. Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner. The General Partner hereby declares and warrants that any Partnership assets for which legal title is held in the name of the General Partner or any nominee or Affiliate of the General Partner shall be held by the General Partner for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, however, that the General Partner shall use its commercially reasonable efforts to cause beneficial and record title to such assets to be vested in the Partnership as soon as reasonably practicable. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held. ARTICLE VII CHANGES IN GENERAL PARTNER 7.01 Transfer of the General Partner’s Partnership Interest. (a) The General Partner shall not transfer all or any portion of its General Partnership Interests, and the General Partner shall not withdraw as General Partner, except as provided in or in connection with a transaction contemplated by Sections 7.01(c), (d) or (e) hereof. (b) The General Partner agrees that its General Partnership Interest will at all times be in the aggregate at least 0.1%. (c) Except as otherwise provided in Section 7.01(d) or (e) hereof, the General Partner shall not engage in any merger, consolidation or other combination with or into another Person or sale of all or substantially all of its assets (other than in connection with a change in the General Partner’s state of incorporation or organizational

32 form), in each case which results in a Change of Control of the General Partner (a “Transaction”), unless at least one of the following conditions is met: (i) the consent of a Majority in Interest (excluding, for purposes of determining a Majority in Interest, Partnership Interests held by the General Partner or any Subsidiary of the General Partner) is obtained; (ii) as a result of such Transaction, all Limited Partners (other than the General Partner and any Subsidiary of the General Partner, and, in the case of Time-Based LTIP Unitholders and Performance LTIP Unitholders, subject to the terms of any applicable Equity Incentive Plan or Vesting Agreement) will receive, or have the right to receive, for each Partnership Unit an amount of cash, securities or other property equal or substantially equivalent in value, as determined by the General Partner in good faith, to the product of the Conversion Factor and the greatest amount of cash, securities or other property paid in the Transaction to a holder of one REIT Share in consideration of one REIT Share, provided that if, in connection with such Transaction, a purchase, tender or exchange offer (“Offer”) shall have been made to and accepted by the holders of more than 50% of the outstanding REIT Shares, each holder of Partnership Units (other than the General Partner and any Subsidiary of the General Partner) shall be given the option to exchange its Partnership Units for an amount of cash, securities or other property equal or substantially equivalent in value, as determined by the General Partner in good faith, to the greatest amount of cash, securities or other property that such Limited Partner would have received had it (A) exercised its Common Unit Redemption Right pursuant to Section 8.04 hereof and (B) sold, tendered or exchanged pursuant to the Offer the REIT Shares Amount that would be receivable upon exercise of the Common Unit Redemption Right immediately prior to the expiration of the Offer; or (iii) the General Partner is the surviving entity in the Transaction and either (A) the holders of REIT Shares do not receive cash, securities or other property in the Transaction or (B) all Limited Partners (other than the General Partner or any Subsidiary of the General Partner, and, in the case of Time-Based LTIP Unitholders and Performance LTIP Unitholders, subject to the terms of any applicable Equity Incentive Plan or Vesting Agreement) receive for each Partnership Unit an amount of cash, securities or other property equal or substantially equivalent in value, as determined by the General Partner in good faith, to the product of the Conversion Factor and the greatest amount of cash, securities or other property (expressed as an amount per REIT Share) received in the Transaction by any holder of REIT Shares in respect of such holder’s REIT Shares. (d) Notwithstanding Section 7.01(c) hereof, the General Partner may merge with or into or consolidate with another entity if immediately after such merger or consolidation (i) substantially all of the assets of the successor or surviving entity (the “Survivor”), other than Partnership Units held by the General Partner, are contributed, directly or indirectly, to the Partnership as a Capital Contribution in exchange for Partnership Units, or for economically equivalent partnership interests issued by a Subsidiary Partnership established at the direction of the Board of Directors, with a fair market value equal to the value of the assets so contributed as determined by the Survivor in good faith and (ii) the Survivor expressly agrees to assume all obligations of the General Partner hereunder. Upon such contribution and assumption, the Survivor shall have the right and duty to amend this Agreement as set forth in this Section 7.01(d). The Survivor shall in good faith arrive at a new method for the calculation of the Cash Amount, the REIT Shares Amount and Conversion Factor for a Partnership Unit after any such merger or consolidation so as to approximate the existing method for such calculation as closely as reasonably possible. Such calculation shall take into account, among other things, the kind and amount of securities, cash and other property that was receivable upon such merger or consolidation by a holder of REIT Shares or options, warrants or other rights relating thereto, and which a holder of Partnership Units could have acquired had such Partnership Units been redeemed in exchange for the REIT Shares Amount immediately prior to such merger or consolidation. Such amendment to this Agreement shall provide for adjustment to such method of calculation, which shall be as nearly equivalent as may be practicable to the adjustments provided for with respect to the Conversion Factor. The Survivor also shall in good faith modify the definition of REIT Shares and make such amendments to Section 8.04 hereof so as to approximate the existing rights and obligations set forth in Section 8.04 hereof as closely as reasonably possible. The above provisions of this Section 7.01(d) shall similarly apply to successive mergers or consolidations permitted hereunder. In respect of any transaction described in the preceding paragraph, the General Partner shall use its commercially reasonable efforts to seek to structure such transaction to avoid causing the Limited Partners (other than

33 the General Partner or any Subsidiary) to recognize a gain for federal income tax purposes by virtue of the occurrence of or their participation in such transaction, provided such efforts are consistent with and subject in all respects to the exercise of the Board of Directors’ fiduciary duties to the stockholders of the General Partner under applicable law. (e) Notwithstanding anything in this Article VII, (i) The General Partner may transfer all or any portion of its General Partnership Interest to (A) any wholly owned Subsidiary of the General Partner or (B) the owner of all of the ownership interests of the General Partner, and following a transfer of all of its General Partnership Interest, may withdraw as General Partner; and (ii) the General Partner may engage in a transaction required by law or by the rules of any national securities exchange or over-the-counter interdealer quotation system on which the REIT Shares are listed or traded. 7.02 Admission of a Substitute or Additional General Partner. A Person shall be admitted as a substitute or additional General Partner of the Partnership only if the following terms and conditions are satisfied: (a) the Person to be admitted as a substitute or additional General Partner shall have accepted and agreed to be bound by all the terms and provisions of this Agreement by executing a counterpart thereof and such other documents or instruments as may be required or appropriate in order to effect the admission of such Person as a General Partner, and a certificate evidencing the admission of such Person as a General Partner shall have been filed for recordation and all other actions required by Section 2.05 hereof in connection with such admission shall have been performed; (b) if the Person to be admitted as a substitute or additional General Partner is a corporation or a partnership, it shall have provided the Partnership with evidence satisfactory to counsel for the Partnership of such Person’s authority to become a General Partner and to be bound by the terms and provisions of this Agreement; and (c) counsel for the Partnership shall have rendered an opinion (relying on such opinions from other counsel as may be necessary) that the admission of the Person to be admitted as a substitute or additional General Partner is in conformity with the Act, that none of the actions taken in connection with the admission of such Person as a substitute or additional General Partner will cause (i) the Partnership to be classified other than as a partnership for federal income tax purposes, or (ii) the loss of any Limited Partner’s limited liability. 7.03 Effect of Bankruptcy, Withdrawal, Death or Dissolution of General Partner. (a) Upon the occurrence of an Event of Bankruptcy as to the General Partner (and its removal pursuant to Section 7.04(a) hereof) or the death, withdrawal, removal or dissolution of the General Partner (except that, if the General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to, or removal of a partner in, such partnership shall be deemed not to be a dissolution of the General Partner if the business of the General Partner is continued by the remaining partner or partners), the Partnership shall be dissolved and terminated unless the Partnership is continued pursuant to Section 7.03(b) hereof. The merger of the General Partner with or into any entity that is admitted as a substitute or successor General Partner pursuant to Section 7.02 hereof shall not be deemed to be the withdrawal, dissolution or removal of the General Partner. (b) Following the occurrence of an Event of Bankruptcy as to the General Partner (and its removal pursuant to Section 7.04(a) hereof) or the death, withdrawal, removal or dissolution of the General Partner (except that, if the General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to, or removal of a partner in, such partnership shall be deemed not to be a dissolution of the General Partner if the business of such General Partner is continued by the remaining partner or partners), the Limited Partners, within 90 days after such occurrence, may elect to continue the business of the Partnership for the balance of the term specified in Section 2.04 hereof by selecting, subject to Section 7.02 hereof and any other provisions of this Agreement, a substitute General Partner by consent of a Majority in Interest. If the Limited Partners elect to

34 continue the business of the Partnership and admit a substitute General Partner, the relationship with the Partners and of any Person who has acquired an interest of a Partner in the Partnership shall be governed by this Agreement. 7.04 Removal of General Partner. (a) Upon the occurrence of an Event of Bankruptcy as to, or the dissolution of, the General Partner, the General Partner shall be deemed to be removed automatically; provided, however, that if the General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to, or removal of, a partner in such partnership shall be deemed not to be a dissolution of the General Partner if the business of the General Partner is continued by the remaining partner or partners. The Limited Partners may not remove the General Partner, with or without cause. (b) If the General Partner has been removed pursuant to this Section 7.04 and the Partnership is continued pursuant to Section 7.03 hereof, the General Partner shall promptly transfer and assign its General Partnership Interest in the Partnership to the substitute General Partner approved by a Majority in Interest in accordance with Section 7.03(b) hereof and otherwise be admitted to the Partnership in accordance with Section 7.02 hereof. At the time of assignment, the removed General Partner shall be entitled to receive from the substitute General Partner the fair market value of the General Partnership Interest of such removed General Partner. Such fair market value shall be determined by an appraiser mutually agreed upon by the General Partner and a Majority in Interest (excluding the General Partner and any Subsidiary of the General Partner) within ten days following the removal of the General Partner. In the event that the parties are unable to agree upon an appraiser, the removed General Partner and a Majority in Interest (excluding, for purposes of determining a Majority in Interest, Partnership Interests held by the General Partner and any Subsidiary of the General Partner) each shall select an appraiser. Each such appraiser shall complete an appraisal of the fair market value of the removed General Partner’s General Partnership Interest within 30 days of the General Partner’s removal, and the fair market value of the removed General Partner’s General Partnership Interest shall be the average of the two appraisals; provided, however, that if the higher appraisal exceeds the lower appraisal by more than 20% of the amount of the lower appraisal, the two appraisers, no later than 40 days after the removal of the General Partner, shall select a third appraiser who shall complete an appraisal of the fair market value of the removed General Partner’s General Partnership Interest no later than 60 days after the removal of the General Partner. In such case, the fair market value of the removed General Partner’s General Partnership Interest shall be the average of the two appraisals closest in dollar value. (c) The General Partnership Interest of a removed General Partner, during the time after default until transfer under Section 7.04(b) hereof, shall be converted to that of a special Limited Partner; provided, however, such removed General Partner shall not have any rights to participate in the management and affairs of the Partnership, and shall not be entitled to any portion of the income, expense, profit, gain or loss allocations or cash distributions allocable or payable, as the case may be, to the Limited Partners. Instead, such removed General Partner shall receive and be entitled only to retain distributions or allocations of such items that it would have been entitled to receive in its capacity as General Partner, until the transfer is effective pursuant to Section 7.04(b) hereof. (d) All Partners shall have given and hereby do give such consents, shall take such actions and shall execute such documents as shall be legally necessary and sufficient to effect all the foregoing provisions of this Section 7.04. ARTICLE VIII RIGHTS AND OBLIGATIONS OF THE LIMITED PARTNERS 8.01 Management of the Partnership. The Limited Partners shall not participate in the management or control of Partnership business nor shall they transact any business for the Partnership, nor shall they have the power to sign for or bind the Partnership, such powers being vested solely and exclusively in the General Partner. The Limited Partners covenant and agree not to hold themselves out in a manner that could reasonably be considered in contravention of the terms hereof by any third party. 8.02 Power of Attorney. Each Limited Partner by entry into this Agreement through execution, execution by power of attorney or other consent, hereby irrevocably appoints the General Partner its true and lawful attorney- in-fact, who may act for each Limited Partner and in its name, place and stead, and for its use and benefit, to sign,

35 acknowledge, swear to, deliver, file or record, at the appropriate public offices, any and all documents, certificates and instruments (including, without limitation, this Agreement and all amendments or restatements thereof) as may be deemed necessary or desirable by the General Partner to carry out fully the provisions of this Agreement and the Act in accordance with their terms, which power of attorney is coupled with an interest and shall survive the death, dissolution or legal incapacity of the Limited Partner, or the transfer by the Limited Partner of any part or all of its Partnership Interest. 8.03 Limitation on Liability of Limited Partners. No Limited Partner shall be liable for any debts, liabilities, contracts or obligations of the Partnership. A Limited Partner shall be liable to the Partnership only to make payments of its Capital Contribution, if any, as and when due hereunder. After its Capital Contribution is fully paid, no Limited Partner shall, except as otherwise required by the Act, be required to make any further Capital Contributions or other payments or lend any funds to the Partnership. 8.04 Common Unit Redemption Right. (a) Subject to Sections 8.04(b), (c), (d), (e) and (f) hereof and the provisions of any agreements between the Partnership and one or more Limited Partners with respect to Common Units (including any Time-Based LTIP Units or Performance LTIP Units that are converted into Common Units) held by them, each Limited Partner (other than the General Partner or any Subsidiary of the General Partner), shall have the right (the “Common Unit Redemption Right”) to require the Partnership to redeem on a Specified Redemption Date all or a portion of the Common Units held by such Limited Partner at a redemption price equal to and in the form of the Common Redemption Amount to be paid by the Partnership, provided that (i) Common Units outstanding as of the Original Date shall have been outstanding for at least one year (or such lesser time as determined by the General Partner in its sole and absolute discretion) and (ii) Common Units issued after the Original Date shall be subject to any restriction agreed to in writing between the Redeeming Limited Partner and the General Partner. The Common Unit Redemption Right shall be exercised pursuant to a Notice of Exercise of Redemption Right in the form attached hereto as Exhibit B delivered to the Partnership (with a copy to the General Partner) by the Limited Partner who is exercising the Common Unit Redemption Right (the “Redeeming Limited Partner”) and such notice shall be irrevocable unless otherwise agreed upon by the General Partner. In such event, the Partnership shall deliver the Cash Amount to the Redeeming Limited Partner. Notwithstanding the foregoing, the Partnership shall not be obligated to satisfy such Common Unit Redemption Right if the General Partner elects to purchase the Common Units subject to the Notice of Redemption pursuant to Section 8.04(b) hereof. No Limited Partner may deliver more than two Notices of Redemption during each calendar year unless otherwise agreed by the General Partner. A Limited Partner may not exercise the Common Unit Redemption Right for less than one thousand (1,000) Common Units or, if such Limited Partner holds less than one thousand (1,000) Common Units, all of the Common Units held by such Limited Partner. The Redeeming Limited Partner shall have no right, with respect to any Common Units so redeemed, to receive any distribution paid with respect to Common Units if the record date for such distribution is on or after the Specified Redemption Date. (b) Notwithstanding the provisions of Section 8.04(a) hereof, if a Limited Partner exercises the Common Unit Redemption Right by delivering to the Partnership a Notice of Redemption, then the Partnership may, in its sole and absolute discretion, elect to cause the General Partner to purchase directly and acquire some or all of, and in such event the General Partner agrees to purchase and acquire, such Common Units by paying to the Redeeming Limited Partner either the Cash Amount or the REIT Shares Amount, as elected by the General Partner (in its sole and absolute discretion) on the Specified Redemption Date, whereupon the General Partner shall acquire the Common Units offered for redemption by the Redeeming Limited Partner and shall be treated for all purposes of this Agreement as the owner of such Common Units. In the event the General Partner purchases Common Units with respect to the exercise of a Common Unit Redemption Right, the Partnership shall have no obligation to pay any amount to the Redeeming Limited Partner with respect to such Redeeming Limited Partner’s exercise of such Common Unit Redemption Right, and each of the Redeeming Limited Partner, the Partnership and the General Partner shall treat the transaction between the General Partner and the Redeeming Limited Partner for federal income tax purposes as a sale of the Redeeming Limited Partner’s Common Units to the General Partner. Each Redeeming Limited Partner agrees to execute such documents as the General Partner may reasonably require in connection with the issuance of REIT Shares upon exercise of the Common Unit Redemption Right.

36 Each Redeeming Limited Partner covenants and agrees that all Common Units subject to a Notice of Redemption will be delivered to the Partnership or the General Partner free and clear of all liens, claims and encumbrances whatsoever and should any such liens, claims or encumbrances exist or arise with respect to such Common Units, neither the Partnership nor the General Partner shall be under any obligation to redeem or acquire such Common Units. (c) Notwithstanding the provisions of Sections 8.04(a) and 8.04(b) hereof, a Limited Partner shall not be entitled to exercise the Common Unit Redemption Right if the delivery of REIT Shares to such Limited Partner on the Specified Redemption Date by the General Partner pursuant to Section 8.04(b) hereof (regardless of whether or not the General Partner would in fact purchase the Common Units pursuant to Section 8.04(b) hereof) would (i) result in such Limited Partner or any other Person (as defined in the Articles) owning, directly or indirectly, REIT Shares in excess of the Stock Ownership Limit or any Excepted Holder Limit (each as defined in the Articles) and calculated in accordance therewith, except as provided in the Articles, (ii) result in REIT Shares being owned by fewer than 100 persons (determined without reference to any rules of attribution), (iii) result in the General Partner being “closely held” within the meaning of Section 856(h) of the Code, (iv) cause the General Partner to own, actually or constructively, 10% or more of the ownership interests in a tenant (other than a TRS) of the General Partner’s, the Partnership’s or a Subsidiary Partnership’s real property, within the meaning of Section 856(d)(2)(B) of the Code, (v) otherwise cause the General Partner to fail to qualify as a REIT under the Code, or (vi) cause the acquisition of REIT Shares by such Limited Partner to be “integrated” with any other distribution of REIT Shares or Common Units for purposes of complying with the registration provisions of the Securities Act. The General Partner, in its sole and absolute discretion, may waive the restriction on redemption set forth in this Section 8.04(c). (d) Any Cash Amount to be paid to a Redeeming Limited Partner pursuant to this Section 8.04 shall be paid on the Specified Redemption Date; provided, however, that the General Partner may elect to cause the Specified Redemption Date to be delayed for up to an additional 90 days to the extent required for the General Partner to cause additional REIT Shares to be issued to provide financing to be used to make such payment of the Cash Amount and may also delay such Specified Redemption Date to the extent necessary to effect compliance with applicable requirements of the law. Any REIT Shares Amount to be paid to a Redeeming Limited Partner pursuant to this Section 8.04 shall be paid on the Specified Redemption Date; provided, however, that the General Partner may elect to cause the Specified Redemption Date to be delayed to the extent necessary to effect compliance with applicable requirements of the law. Notwithstanding the foregoing, the General Partner agrees to use its commercially reasonable efforts to cause the closing of the acquisition of redeemed Common Units hereunder to occur as quickly as reasonably possible. (e) Notwithstanding any other provision of this Agreement, the General Partner is authorized to take any action that it determines to be necessary or appropriate to cause the Partnership to comply with any withholding requirements established under the Code or any other federal, state, local or foreign law that apply upon a Redeeming Limited Partner’s exercise of the Common Unit Redemption Right. If a Redeeming Limited Partner believes that it is exempt from such withholding upon the exercise of the Common Unit Redemption Right, such Partner must furnish the General Partner with a completed and executed IRS Form W-9 or FIRPTA Certificate in the form attached hereto as Exhibit C and any similar forms or certificates required to avoid or reduce the withholding under federal, state, local or foreign law or such other form as the General Partner may reasonably request. If the Partnership or the General Partner is required to withhold and pay over to any taxing authority any amount upon a Redeeming Limited Partner’s exercise of the Common Unit Redemption Right and if the Common Redemption Amount equals or exceeds the Withheld Amount, the Withheld Amount shall be treated as an amount received by such Partner in redemption of its Common Units. If, however, the Common Redemption Amount is less than the Withheld Amount, the Redeeming Limited Partner shall not receive any portion of the Common Redemption Amount, the Common Redemption Amount shall be treated as an amount received by such Partner in redemption of its Common Units, and the Partner shall contribute the excess of the Withheld Amount over the Common Redemption Amount to the Partnership before the Partnership is required to pay over such excess to a taxing authority. (f) Notwithstanding any other provision of this Agreement, the General Partner may place appropriate restrictions on the ability of the Limited Partners to exercise their Common Unit Redemption Rights as and if deemed necessary or reasonable to ensure that the Partnership does not constitute a “publicly traded partnership” under Section 7704 of the Code. If and when the General Partner determines that imposing such restrictions is necessary, the General Partner shall give prompt written notice thereof (a “Restriction Notice”) to each of the Limited

37 Partners, which notice shall be accompanied by a copy of an opinion of counsel to the Partnership that states that, in the opinion of such counsel, restrictions are necessary or reasonable in order to avoid the Partnership being treated as a “publicly traded partnership” under Section 7704 of the Code. 8.05 Registration. Subject to the terms of any agreement between the General Partner and a Limited Partner with respect to Common Units held by such Limited Partner: (a) Shelf Registration of the REIT Shares. The General Partner has filed with the Commission a shelf registration statement under Rule 415 of the Securities Act (the “Registration Statement”) covering (i) the issuance of REIT Shares issuable upon redemption of the Common Units held by the Limited Partners as of the date of the First Amended and Restated Agreement (“Redemption Shares”) and/or (ii) the resale by the holder of the Redemption Shares. In connection therewith, the General Partner will: (1) use commercially reasonable efforts to maintain the effectiveness of such Registration Statement; (2) register or qualify the Redemption Shares covered by the Registration Statement under the securities or blue sky laws of such jurisdictions within the United States as required by law, and do such other reasonable acts and things as may be required of it to enable such holders to consummate the sale or other disposition in such jurisdictions of the Redemption Shares; provided, however, that the General Partner shall not be required to (i) qualify as a foreign corporation or consent to a general or unlimited service or process in any jurisdictions in which it would not otherwise be required to be qualified or so consent or (ii) qualify as a dealer in securities; and (3) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission in connection with the Registration Statement. The General Partner further agrees to supplement or make amendments to the Registration Statement, if required by the rules, regulations or instructions applicable to the registration form utilized by the General Partner or by the Securities Act or rules and regulations thereunder for the Registration Statement. Each Limited Partner that was a Limited Partner as of the date of the First Amended and Restated Agreement (each a “Covered Limited Partner”) agrees to furnish to the General Partner, upon request, such information with respect to the Covered Limited Partner as may be required to supplement or make amendments to the Registration Statement. In connection with and as a condition to the General Partner’s obligations with respect to the Registration Statement pursuant to this Section 8.05, each Covered Limited Partner agrees with the General Partner that: (w) it will provide in a timely manner to the General Partner such information with respect to the Covered Limited Partner as reasonably required to make any necessary amendments or supplements to the Registration Statement or as otherwise required to comply with applicable securities laws and regulations; (x) it will not offer or sell its Redemption Shares until (A) such Redemption Shares have been included in the Registration Statement and (B) it has received notice that the Registration Statement covering such Redemption Shares, or any post-effective amendment thereto, has been declared effective by the Commission, such notice to have been satisfied by the posting by the Commission on www.sec.gov of a notice of effectiveness; (y) if the General Partner determines in its good faith judgment, after consultation with counsel, that the use of the Registration Statement, including any pre- or post-effective amendment thereto, or the use of any prospectus contained in such Registration Statement would require the disclosure of important information that the General Partner has a bona fide business purpose for preserving as confidential or the disclosure of which, in the judgment of the General Partner, would impede the General Partner’s ability to consummate a significant transaction, upon written notice of such determination by the General Partner (which notice shall be deemed sufficient if given through the issuance of a press release or filing with the Commission and, if such notice is not publicly distributed, the Covered Limited Partner agrees to keep the subject information confidential and acknowledges that such information may constitute material non-public information subject to the applicable restrictions under securities laws),

38 the rights of each Covered Limited Partner to offer, sell or distribute its Redemption Shares pursuant to such Registration Statement or prospectus or to require the General Partner to take action with respect to the registration or sale of any Redemption Shares pursuant to a Registration Statement (including any action contemplated by this Section 8.05) will be suspended until the date upon which the General Partner notifies such Covered Limited Partner in writing (which notice shall be deemed sufficient if given through the issuance of a press release or filing with the Commission and, if such notice is not publicly distributed, the Covered Limited Partner agrees to keep the subject information confidential and acknowledges that such information may constitute material non-public information subject to the applicable restrictions under securities laws) that suspension of such rights for the grounds set forth in this paragraph is no longer necessary; provided, however, that the General Partner may not suspend such rights for an aggregate period of more than 180 days in any 12-month period; and (z) in the case of the registration of any underwritten equity offering proposed by the General Partner (other than any registration by the General Partner on Form S-8, or a successor or substantially similar form, of an employee stock option, stock purchase or compensation plan or of securities issued or issuable pursuant to any such plan), each Covered Limited Partner will agree, if requested in writing by the managing underwriter or underwriters administering such offering, not to effect any offer, sale or distribution of any REIT Shares or Redemption Shares (or any option or right to acquire REIT Shares or Redemption Shares) during the period commencing on the tenth day prior to the expected effective date (which date shall be stated in such notice) of the registration statement covering such underwritten primary equity offering or, if such offering shall be a “take-down” from an effective shelf registration statement, the tenth day prior to the expected commencement date (which date shall be stated in such notice) of such offering, and ending on the date specified by such managing underwriter in such written request to the Covered Limited Partners; provided, however, that no Covered Limited Partner shall be required to agree not to effect any offer, sale or distribution of its Redemption Shares for a period of time that is longer than the greater of 90 days or the period of time for which any senior executive of the General Partner is required so to agree in connection with such offering. Nothing in this paragraph shall be read to limit the ability of any Limited Partner to redeem its Common Units in accordance with the terms of this Agreement. (b) Listing on Securities Exchange. If the General Partner lists or maintains the listing of REIT Shares on any securities exchange or national market system, it shall, at its expense and as necessary to permit the registration and sale of the Redemption Shares hereunder, list thereon, maintain and, when necessary, increase such listing to include such Redemption Shares. (c) Registration Not Required. Notwithstanding the foregoing, the General Partner shall not be required to file or maintain the effectiveness of a registration statement relating to Redemption Shares after the first date upon which, in the opinion of counsel to the General Partner, all of the Redemption Shares covered thereby could be sold by the holders thereof either (i) pursuant to Rule 144 under the Securities Act, or any successor rule thereto (“Rule 144”) without limitation as to amount or manner of sale or (ii) pursuant to Rule 144 in one transaction in accordance with the volume limitations contained in Rule 144(e) under the Securities Act. (d) Allocation of Expenses. The Partnership shall pay all expenses in connection with the Registration Statement, including without limitation (i) all expenses incident to filing with the Financial Industry Regulatory Authority, Inc., (ii) registration fees, (iii) printing expenses, (iv) accounting and legal fees and expenses, except to the extent holders of Redemption Shares elect to engage accountants or attorneys in addition to the accountants and attorneys engaged by the General Partner or the Partnership, which fees and expenses for such accountants or attorneys shall be for the account of the holders of the Redemption Shares, (v) accounting expenses incident to or required by any such registration or qualification and (vi) expenses of complying with the securities or blue sky laws of any jurisdictions in connection with such registration or qualification; provided, however, neither the Partnership nor the General Partner shall be liable for, or pay (A) any discounts or commissions to any underwriter or broker attributable to the sale of Redemption Shares, or (B) any fees or expenses incurred by holders of Redemption Shares in connection with such registration that, according to the written instructions of any regulatory authority, the Partnership or the General Partner is not permitted to pay. (e) Indemnification. (i) In connection with the Registration Statement, the General Partner and the Partnership agree to indemnify each holder of Redemption Shares and each Person who controls any such holder of

39 Redemption Shares within the meaning of Section 15 of the Securities Act, against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) caused by any untrue, or alleged untrue, statement of a material fact contained in the Registration Statement, preliminary prospectus or prospectus (as amended or supplemented if the General Partner shall have furnished any amendments or supplements thereto) or caused by any omission or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any untrue statement, alleged untrue statement, omission, or alleged omission based upon information furnished to the General Partner by the Covered Limited Partner or the holder for use therein. The General Partner and each officer, director and controlling person of the General Partner and the Partnership shall be indemnified by each Covered Limited Partner or holder of Redemption Shares covered by the Registration Statement for all such losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) caused by any untrue, or alleged untrue, statement or any omission, or alleged omission, based upon information furnished to the General Partner by the Covered Limited Partner or the holder for use therein. (ii) Promptly upon receipt by a party indemnified under this Section 8.05(e) of notice of the commencement of any action against such indemnified party in respect of which indemnity or reimbursement may be sought against any indemnifying party under this Section 8.05(e), such indemnified party shall notify the indemnifying party in writing of the commencement of such action, but the failure to so notify the indemnifying party shall not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 8.05(e) unless such failure shall materially adversely affect the defense of such action. In case notice of commencement of any such action shall be given to the indemnifying party as above provided, the indemnifying party shall be entitled to participate in and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such indemnified party. The indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the indemnified party unless (i) the indemnifying party agrees to pay the same, (ii) the indemnifying party fails to assume the defense of such action with counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (in which case the indemnified party shall have the right to separate counsel and the indemnifying party shall pay the reasonable fees and expenses of such separate counsel, provided that, the indemnifying party shall not be liable for more than one separate counsel). No indemnifying party shall be liable for any settlement of any proceeding entered into without its consent. (f) Contribution. (i) If for any reason the indemnification provisions contemplated by Section 8.05(e) hereof are either unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then the party that would otherwise be required to provide indemnification or the indemnifying party (in either case, for purposes of this Section 8.05(f), the “Indemnifying Party”) in respect of such losses, claims, damages or liabilities, shall contribute to the amount paid or payable by the party that would otherwise be entitled to indemnification or the indemnified party (in either case, for purposes of this Section 8.05(f), the “Indemnified Party”) as a result of such losses, claims, damages, liabilities or expense, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact related to information supplied by the Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party. (ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8.05(f) were determined by pro rata allocation (even if the holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person or entity determined to have committed a fraudulent

40 misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation. (iii) The contribution provided for in this Section 8.05(f) shall survive the termination of this Agreement and shall remain in full force and effect regardless of any investigation made by or on behalf of any Indemnified Party. ARTICLE IX TRANSFERS OF PARTNERSHIP INTERESTS2 9.01 Purchase for Investment. (a) Each Limited Partner, by its signature below or by its subsequent admission to the Partnership, hereby represents and warrants to the General Partner and to the Partnership that the acquisition of such Limited Partner’s Partnership Units is made for investment purposes only and not with a view to the resale or distribution of such Partnership Units. (b) Subject to the provisions of Section 9.02 hereof, each Limited Partner agrees that such Limited Partner will not sell, assign or otherwise transfer such Limited Partner’s Partnership Units or any fraction thereof, whether voluntarily or by operation of law or at judicial sale or otherwise, to any Person who does not make the representations and warranties to the General Partner set forth in Section 9.01(a) hereof. 9.02 Restrictions on Transfer of Partnership Units. (a) Subject to the provisions of Sections 9.02(b) and (c) hereof, no Limited Partner may offer, sell, assign, hypothecate, pledge or otherwise transfer all or any portion of such Limited Partner’s Partnership Units, or any of such Limited Partner’s economic rights as a Limited Partner, whether voluntarily or by operation of law or at judicial sale or otherwise (collectively, a “Transfer”) without the consent of the General Partner, which consent may be granted or withheld in its sole and absolute discretion; provided, however, that the term Transfer does not include (a) any redemption of Common Units by the Partnership or the General Partner, or acquisition of Common Units by the General Partner, pursuant to Section 8.04 or (b) any redemption of Partnership Units pursuant to any Partnership Unit Designation. The General Partner may require, as a condition of any Transfer to which it consents, that the transferor assume all costs incurred by the Partnership in connection therewith (including, but not limited to, cost of legal counsel). (b) No Limited Partner may withdraw from the Partnership other than as a result of a permitted Transfer (i.e., a Transfer consented to as contemplated by clause (a) above or a Transfer pursuant to Section 9.05 hereof) of all of such Limited Partner’s Partnership Units pursuant to this Article IX or pursuant to a redemption of all of such Limited Partner’s Common Units pursuant to Section 8.04 hereof. Upon the permitted Transfer or redemption of all of a Limited Partner’s Common Units, such Limited Partner shall cease to be a Limited Partner. (c) No Limited Partner may effect a Transfer of its Partnership Units, in whole or in part, if, in the opinion of legal counsel for the Partnership, such proposed Transfer would require the registration of the Partnership Units under the Securities Act or would otherwise violate any applicable federal or state securities or blue sky law (including investment suitability standards). (d) No Transfer by a Limited Partner of its Partnership Units, in whole or in part, may be made to any Person if (i) in the opinion of legal counsel for the Partnership, such Transfer would result in the Partnership being treated as an association taxable as a corporation (other than a qualified REIT subsidiary within the meaning of Section 856(i) of the Code), (ii) in the opinion of legal counsel for the Partnership, it would adversely affect the ability of the General Partner to continue to qualify as a REIT or subject the General Partner to any additional taxes under Section 857 or Section 4981 of the Code, (iii) the General Partner determines, in its sole and absolute discretion, that such Transfer, along or in connection with other Transfers, could cause the Partnership Units to be treated as readily 2 Note to Armada: Please confirm whether HK-VB, LLC still holds any OP Units. If so, we need to add a special assignment provision that was included in Amendment No. 2 to the OP Agreement.

41 tradable on an “established securities market” or a “secondary market (or the substantial equivalent thereof)” within the meaning of Section 7704 of the Code, or (iv) in the opinion of legal counsel for the Partnership, such Transfer is reasonably likely to cause the Partnership to fail to satisfy the 90% qualifying income test described in Section 7704(c) of the Code. (e) Any purported Transfer in contravention of any of the provisions of this Article IX shall be void ab initio and ineffectual and shall not be binding upon, or recognized by, the General Partner or the Partnership. (f) Prior to the consummation of any Transfer under this Article IX, the transferor and/or the transferee shall deliver to the General Partner such opinions, certificates and other documents as the General Partner shall request in connection with such Transfer. 9.03 Admission of Additional or Substitute Limited Partner. (a) Subject to the other provisions of this Article IX, no Person shall be admitted as an Additional Limited Partner or a Substitute Limited Partner, as applicable, of the Partnership without the consent of the General Partner, which consent may be given or withheld by the General Partner in its sole and absolute discretion, and upon the completion of the following in a manner and form satisfactory to the General Partner: (i) The Person shall have executed evidence of the Person’s acceptance and agreement to be bound by the terms and provisions of this Agreement, including, without limitation, the power of attorney granted in Section 8.02 hereof, and such other documents or instruments as the General Partner may require in order to effect the admission of such Person as a Limited Partner. (ii) To the extent required, an amended Certificate evidencing the admission of such Person as a Limited Partner shall have been signed, acknowledged and filed in accordance with the Act. (iii) The Person shall have delivered a letter containing the representation set forth in Section 9.01(a) hereof and the agreement set forth in Section 9.01(b) hereof. (iv) If the Person is a corporation, partnership, limited liability company or trust, the Person shall have provided the General Partner with evidence satisfactory to counsel for the Partnership of the Person’s authority to become a Limited Partner under the terms and provisions of this Agreement. (v) Unless waived by the General Partner, the Person shall have paid all legal fees and other expenses of the Partnership and the General Partner and filing and publication costs in connection with its admission as a Limited Partner. (vi) The Person shall have obtained the prior written consent of the General Partner to its admission as a Limited Partner, which consent may be given or denied in the exercise of the General Partner’s sole and absolute discretion. (b) For the purpose of allocating Profits and Losses and distributing cash received by the Partnership, an Additional Limited Partner or a Substitute Limited Partner, as applicable, shall be treated as having become, and appearing in the records of the Partnership as, a Partner upon the filing of the Certificate described in Section 9.03(a)(ii) hereof or, if no such filing is required, the date upon which the name of such Person is recorded on the books and records of the Partnership, following the consent of the General Partner to such admission. (c) The General Partner and the Additional Limited Partner or the Substitute Limited Partner, as applicable, shall cooperate with each other by preparing the documentation required by this Section 9.03 and making all required filings and publications. The Partnership shall take all such action as promptly as practicable after the satisfaction of the conditions in this Article IX to the admission of such Person as a Limited Partner of the Partnership.

42 9.04 Rights of Assignees of Partnership Units. (a) Subject to the provisions of Sections 9.01, 9.02 and 9.03 hereof, except as required by operation of law, the Partnership shall not be obligated for any purposes whatsoever to recognize the assignment by any Limited Partner of its Partnership Units until the Partnership has received notice thereof. (b) Any Person who is the assignee of all or any portion of a Limited Partner’s Partnership Units, but does not become a Substitute Limited Partner and desires to make a further assignment of such Partnership Units, shall be subject to all the provisions of this Article IX to the same extent and in the same manner as any Limited Partner desiring to make an assignment of its Partnership Units. 9.05 Effect of Bankruptcy, Death, Incompetence or Termination of a Limited Partner. The occurrence of an Event of Bankruptcy as to a Limited Partner, the death of a Limited Partner or a final adjudication that a Limited Partner is incompetent (which term shall include, but not be limited to, insanity) shall not cause the termination or dissolution of the Partnership, and the business of the Partnership shall continue if an order for relief in a bankruptcy proceeding is entered against a Limited Partner, the trustee or receiver of his estate or, if such Limited Partner dies, such Limited Partner’s executor, administrator or trustee, or, if such Limited Partner is finally adjudicated incompetent, such Limited Partner’s committee, guardian or conservator, shall have the rights of such Limited Partner for the purpose of settling or managing such Limited Partner’s estate property and such power as the bankrupt, deceased or incompetent Limited Partner possessed to assign all or any part of such Limited Partner’s Partnership Units and to join with the assignee in satisfying conditions precedent to the admission of the assignee as a Substitute Limited Partner. 9.06 Joint Ownership of Partnership Units. A Partnership Unit may be acquired by two individuals as joint tenants with right of survivorship, provided that such individuals either are married or are related and share the same home as tenants in common. The written consent or vote of both owners of any such jointly held Partnership Unit shall be required to constitute the action of the owners of such Partnership Unit; provided, however, that the written consent of only one joint owner will be required if the Partnership has been provided with evidence satisfactory to the counsel for the Partnership that the actions of a single joint owner can bind both owners under the applicable laws of the state of residence of such joint owners. Upon the death of one owner of a Partnership Unit held in a joint tenancy with a right of survivorship, the Partnership Unit shall become owned solely by the survivor as a Limited Partner and not as an assignee. The Partnership need not recognize the death of one of the owners of a jointly-held Partnership Unit until it shall have received certificated notice of such death. Upon notice to the General Partner from either owner, the General Partner shall cause the Partnership Unit to be divided into two equal Partnership Units, which shall thereafter be owned separately by each of the former owners. ARTICLE X BOOKS AND RECORDS; ACCOUNTING; TAX MATTERS 10.01 Books and Records. At all times during the continuance of the Partnership, the General Partner shall keep or cause to be kept at the Partnership’s specified office true and complete books of account in accordance with generally accepted accounting principles, including: (a) a current list of the full name and last known business address of each Partner, (b) a copy of the Certificate of Limited Partnership and all certificates of amendment thereto, (c) copies of the Partnership’s federal, state and local income tax returns and reports, (d) copies of this Agreement and any financial statements of the Partnership for the three most recent years and (e) all documents and information required under the Act. Any Partner or its duly authorized representative, upon paying the costs of collection, duplication and mailing, shall be entitled to a copy of such records if reasonably requested. Notwithstanding anything herein to the contrary, the General Partner shall be permitted to include on the books and records of the Partnership any information otherwise required to be set forth on Exhibit A to this Agreement. 10.02 Custody of Partnership Funds; Bank Accounts. (a) All funds of the Partnership not otherwise invested shall be deposited in one or more accounts maintained in such banking or brokerage institutions as the General Partner shall determine, and withdrawals shall be made only on such signature or signatures as the General Partner may, from time to time, determine.

43 (b) All deposits and other funds not needed in the operation of the business of the Partnership may be invested by the General Partner. The funds of the Partnership shall not be commingled with the funds of any Person other than the General Partner except for such commingling as may necessarily result from an investment in those investment companies permitted by this Section 10.02(b). 10.03 Fiscal and Taxable Year. The fiscal and taxable year of the Partnership shall be the calendar year unless otherwise required by the Code. 10.04 Annual Tax Information and Report. Within 75 days after the end of each fiscal year of the Partnership, the General Partner shall furnish to each person who was a Limited Partner at any time during such year the tax information necessary to file such Limited Partner’s individual tax returns as shall be reasonably required by law. 10.05 Tax Matters Partner; Partnership Representative; Tax Elections; Special Basis Adjustments. (a) The General Partner shall be the Tax Matters Partner and Partnership Representative of the Partnership for U.S. federal income tax purposes and applicable state or local income tax purposes. The Partnership Representative shall designate a “designated individual” as and when required for U.S. federal income tax purposes. As Tax Matters Partner and Partnership Representative, the General Partner shall have the right and obligation to take all actions authorized and required by the Code for the Tax Matters Partner or the Partnership Representative. The General Partner shall have the right to retain professional assistance in respect of any audit of the Partnership by the IRS or any state or local taxing authority and all out-of-pocket expenses and fees incurred by the General Partner on behalf of the Partnership as Tax Matters Partner or Partnership Representative shall constitute Partnership expenses. In the event the General Partner receives notice of a final Partnership adjustment under Section 6223(a)(2) of the Code or applicable state or local law, the General Partner shall either (i) file a court petition for judicial review of such final adjustment within the period provided under Section 6226(a) of the Code or applicable state or local law, a copy of which petition shall be mailed to all Limited Partners on the date such petition is filed, or (ii) mail a written notice to all Limited Partners, within such period, that describes the General Partner’s reasons for determining not to file such a petition. (b) All elections required or permitted to be made by the Partnership under the Code or any applicable state or local tax law shall be made by the General Partner in its sole and absolute discretion. (c) In the event of a transfer of all or any part of the Partnership Interest of any Partner, the Partnership, at the option of the General Partner, may elect pursuant to Section 754 of the Code to adjust the basis of the Properties. Notwithstanding anything contained in Article V of this Agreement, any adjustments made pursuant to Section 754 shall affect only the successor in interest to the transferring Partner and in no event shall be taken into account in establishing, maintaining or computing Capital Accounts for the other Partners for any purpose under this Agreement. Each Partner will furnish the Partnership with all information necessary to give effect to such election. (d) The Partners, intending to be legally bound, hereby authorize the Partnership to make an election (the “Safe Harbor Election”) to have the “liquidation value” safe harbor provided in proposed Regulations Section 1.83-3(1) and the Proposed Revenue Procedure set forth in IRS Notice 2005-43, as such safe harbor may be modified when such proposed guidance is issued in final form or as amended by subsequently issued guidance (the “Safe Harbor”), apply to any interest in the Partnership transferred to a service provider while the Safe Harbor Election remains effective, to the extent such interest meets the Safe Harbor requirements (collectively, such interests are referred to as “Safe Harbor Interests”). The Tax Matters Partner or the Partnership Representative is authorized and directed to execute and file the Safe Harbor Election on behalf of the Partnership and the Partners. The Partnership and the Partners (including any Person to whom an interest in the Partnership is transferred in connection with the performance of services) hereby agree to comply with all requirements of the Safe Harbor (including forfeiture allocations) with respect to all Safe Harbor Interests and to prepare and file all U.S. federal income tax returns reporting the tax consequences of the issuance and vesting of Safe Harbor Interests consistent with such final Safe Harbor guidance. The Partnership is also authorized to take such actions as are necessary to achieve, under the Safe Harbor, the effect that the election and compliance with all requirements of the Safe Harbor referred to above would be intended to achieve under proposed Regulations Section 1.83-3, including amending this Agreement.

44 (e) Each Limited Partner shall be required to provide such information as reasonably requested by the Partnership in order to determine whether such Limited Partner (i) owns, directly or constructively (within the meaning of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code and Section 7704(d)(3) of the Code), five percent (5%) or more of the value of the Partnership or (ii) owns, directly or constructively (within the meaning of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code and Section 7704(d)(3) of the Code), ten percent (10%) or more of (a) the stock, by voting power or value, of a tenant (other than a “taxable REIT subsidiary” within the meaning of Section 856(d) of the Code) of the Partnership that is a corporation or (b) the assets or net profits of a tenant of the Partnership that is a noncorporate entity. ARTICLE XI AMENDMENT OF AGREEMENT; MERGER 11.01 Amendment of Agreement. The General Partner’s consent shall be required for any amendment to this Agreement. The General Partner, without the consent of the Limited Partners, may amend this Agreement in any respect; provided, however, that the following amendments shall require the consent of a Majority in Interest (excluding, for purposes of determining a Majority in Interest, Partnership Interests held by the General Partner or any Subsidiary of the General Partner): (a) any amendment affecting the operation of the Conversion Factor or the Common Unit Redemption Right (except as otherwise provided herein) in a manner that adversely affects the Limited Partners in any material respect; (b) any amendment that would adversely affect the rights of the Limited Partners to receive the distributions payable to them hereunder, other than with respect to the issuance of additional Partnership Units pursuant to Section 4.02 hereof; (c) any amendment that would alter the Partnership’s allocations of Profit and Loss to the Limited Partners, other than with respect to the issuance of additional Partnership Units pursuant to Section 4.02 hereof; (d) any amendment that would impose on the Limited Partners any obligation to make additional Capital Contributions to the Partnership; or (e) any amendment to this Article XI. 11.02 Merger of Partnership. The General Partner, without the consent of the Limited Partners, may (i) merge or consolidate the Partnership with or into any other domestic or foreign partnership, limited partnership, limited liability company or corporation or (ii) sell all or substantially all of the assets of the Partnership in a transaction pursuant to which the Limited Partners (other than the General Partner or any Subsidiary of the General Partner) receive consideration as set forth in Section 7.01(c)(ii) hereof or in a transaction that complies with the provisions of Sections 7.01(c)(iii) or 7.01(d) hereof and may amend this Agreement in connection with any such transaction consistent with the provisions of this Article XI; provided, however, that the consent of a Majority in Interest shall be required in the case of any other (a) merger or consolidation of the Partnership with or into any other domestic or foreign partnership, limited partnership, limited liability company or corporation or (b) sale of all or substantially all of the assets of the Partnership. ARTICLE XII GENERAL PROVISIONS 12.01 Notices. All communications required or permitted under this Agreement shall be in writing and shall be deemed to have been given when delivered personally, by email, by press release, by posting on the Web site of the General Partner, or upon deposit in the United States mail, registered, first-class postage prepaid return receipt requested, or via courier to the Partners at the addresses set forth in Exhibit A attached hereto, as it may be amended

45 or restated from time to time; provided, however, that any Partner may specify a different address by notifying the General Partner in writing of such different address. Notices to the General Partner and the Partnership shall be delivered at or mailed to its principal office address set forth in Section 2.03 hereof. The General Partner and the Partnership may specify a different address by notifying the Limited Partners in writing of such different address. 12.02 Survival of Rights. Subject to the provisions hereof limiting transfers, this Agreement shall be binding upon and inure to the benefit of the Partners and the Partnership and their permitted respective legal representatives, successors, transferees and assigns. 12.03 Additional Documents. Each Partner agrees to perform all further acts and execute, swear to, acknowledge and deliver all further documents that may be reasonable, necessary, appropriate or desirable to carry out the provisions of this Agreement or as required by the Act. 12.04 Severability. If any provision of this Agreement shall be declared illegal, invalid or unenforceable in any jurisdiction, then such provision shall be deemed to be severable from this Agreement (to the extent permitted by law) and in any event such illegality, invalidity or unenforceability shall not affect the remainder hereof. To the extent permitted under applicable law, the severed provision shall be interpreted or modified so as to be enforceable to the maximum extent permitted by law. 12.05 Entire Agreement. This Agreement and exhibits attached hereto constitute the entire Agreement of the Partners and supersede all prior written agreements and prior and contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. 12.06 Pronouns and Plurals. When the context in which words are used in the Agreement indicates that such is the intent, words in the singular number shall include the plural and the masculine gender shall include the neuter or female gender as the context may require. 12.07 Headings. The Article headings or sections in this Agreement are for convenience only and shall not be used in construing the scope of this Agreement or any particular Article. 12.08 Counterparts. This Agreement may be executed by hand or by power of attorney in several counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart. 12.09 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia. [Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have hereunder affixed their signatures to this Second Amended and Restated Agreement of Limited Partnership, all as of the 13th day of February, 2025. GENERAL PARTNER ARMADA HOFFLER PROPERTIES, INC. By: /s/ Shawn J. Tibbetts Name: Shawn J. Tibbetts Title: President and Chief Executive Officer

EXHIBIT A A-1 (As of February 13, 2025) Partner Cash Contribution(1) Agreed Value of Capital Contribution(1) Common Units Series A Preferred Units Time-Based LTIP Units Performance LTIP Units Percentage Interest Common Percentage Interest % % General Partner: % % Armada Hoffler Properties, Inc. $ $ % % % % Limited Partners: % % [ ] $ $ % % $ $ % % $ $ % % $ $ % % TOTALS $ $ % % (1) Does not account for offering expenses. Cash and Agreed Value of Cash are to be reduced by final amount of offering expenses and underwriting discount as determined by the accountants to the Company at a later date.

EXHIBIT B B-1 NOTICE OF EXERCISE OF REDEMPTION RIGHT In accordance with Section 8.04 of the Second Amended and Restated Agreement of Limited Partnership, as amended (the “Agreement”) of Armada Hoffler, L.P., the undersigned hereby irrevocably (i) presents for redemption Common Units of Armada Hoffler, L.P. in accordance with the terms of the Agreement, as amended, and the Common Unit Redemption Right referred to in Section 8.04 thereof, (ii) surrenders such Common Units and all right, title and interest therein and (iii) directs that the Cash Amount or REIT Shares Amount (as defined in the Agreement) as determined by the General Partner deliverable upon exercise of the Common Unit Redemption Right be delivered to the address specified below, and if REIT Shares (as defined in the Agreement) are to be delivered, such REIT Shares be registered or placed in the name(s) and at the address(es) specified below. The undersigned hereby represents, warrants and certifies that the undersigned (a) has title to such Common Units, free and clear of the rights and interests of any person or entity other than the Partnership or the General Partner; (b) has the full right, power and authority to cause the redemption of the Common Units as provided herein; and (c) has obtained the approval of all persons or entities, if any, having the right to consent to or approve the Common Units for redemption. Dated: __________, _____ Name of Limited Partner: __________ (Signature of Limited Partner or Authorized Representative) (Mailing Address) (City) (State) (Zip Code) Signature Guaranteed by: If REIT Shares are to be issued, issue to: __________ Name: __________ Please insert Social Security or Identifying Number: __________

EXHIBIT C-1 C-1-1 CERTIFICATION OF NON-FOREIGN STATUS (FOR REDEEMING LIMITED PARTNERS THAT ARE ENTITIES) Under Section 1445(e) of the Internal Revenue Code of 1986, as amended (the “Code”), in the event of a disposition by a non-U.S. person of a partnership interest in a partnership in which (i) 50% or more of the value of the gross assets consists of United States real property interests (“USRPIs”), as defined in Section 897(c) of the Code, and (ii) 90% or more of the value of the gross assets consists of USRPIs, cash, and cash equivalents, the transferee will be required to withhold 10% of the amount realized by the non-U.S. person upon the disposition. To inform Armada Hoffler Properties, Inc. (the “General Partner”) and Armada Hoffler, L.P. (the “Partnership”) that no withholding is required with respect to the redemption by (“Partner”) of its Common Units in the Partnership, the undersigned hereby certifies the following on behalf of Partner: 1. Partner is not a foreign corporation, foreign partnership, foreign trust, or foreign estate, as those terms are defined in the Code and the Treasury regulations thereunder. 2. Partner is not a disregarded entity as defined in Treasury Regulation Section 1.1445-2(b)(2)(iii). 3. The U.S. employer identification number of Partner is __________. 4. The principal business address of Partner is: __________, and Partner’s place of incorporation is __________. 5. Partner agrees to inform the General Partner if it becomes a foreign person at any time during the three-year period immediately following the date of this notice. 6. Partner understands that this certification may be disclosed to the Internal Revenue Service by the General Partner and that any false statement contained herein could be punished by fine, imprisonment, or both. PARTNER: By: Name: Title: Under penalties of perjury, I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Partner. Date: Name: Title:

EXHIBIT C-2 C-2-1 CERTIFICATION OF NON-FOREIGN STATUS (FOR REDEEMING LIMITED PARTNERS THAT ARE INDIVIDUALS) Under Section 1445(e) of the Internal Revenue Code of 1986, as amended (the “Code”), in the event of a disposition by a non-U.S. person of a partnership interest in a partnership in which (i) 50% or more of the value of the gross assets consists of United States real property interests (“USRPIs”), as defined in Section 897(c) of the Code, and (ii) 90% or more of the value of the gross assets consists of USRPIs, cash, and cash equivalents, the transferee will be required to withhold 10% of the amount realized by the non-U.S. person upon the disposition. To inform Armada Hoffler Properties, Inc. (the “General Partner”) and Armada Hoffler, L.P. (the “Partnership”) that no withholding is required with respect to my redemption of my Common Units in the Partnership, I, ________________, hereby certify the following: 1. I am not a nonresident alien for purposes of U.S. income taxation. 2. My U.S. taxpayer identification number (social security number) is __________. 3. My home address is: __________. 4. I agree to inform the General Partner promptly if I become a nonresident alien at any time during the three-year period immediately following the date of this notice. 5. I understand that this certification may be disclosed to the Internal Revenue Service by the General Partner and that any false statement contained herein could be punished by fine, imprisonment, or both. Name: __________. Under penalties of perjury, I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct, and complete. Date: __________, 20__. Name: Title:

EXHIBIT D D-1 NOTICE OF ELECTION BY PARTNER TO CONVERT LTIP UNITS INTO COMMON UNITS The undersigned holder of LTIP Units hereby irrevocably (i) elects to convert the number of LTIP Units of Armada Hoffler, L.P. (the “Partnership”) set forth below into Common Units in accordance with the terms of the Agreement, as amended; and (ii) directs that any cash in lieu of Common Units that may be deliverable upon such conversion be delivered to the address specified below. The undersigned hereby represents, warrants and certifies that the undersigned (a) has title to such LTIP Units, free and clear of the rights or interests of any other person or entity other than the Partnership or the General Partner; (b) has the full right, power, and authority to cause the conversion of such LTIP Units as provided herein; and (c) has obtained the consent to or approval of all persons or entities, if any, having the right to consent to or approve such conversion. Name of Holder: __________ (Please Print: Exact Name as Registered with Partnership) Number of Time-Based LTIP Units to be Converted: __________ Number of Performance LTIP Units to be Converted: __________ Date of this Notice: __________ (Signature of Holder: Sign Exact Name as Registered with Partnership) (Street Address) (City) (State) (Zip Code) Signature Guaranteed by: __________

EXHIBIT E F-1 NOTICE OF ELECTION BY PARTNERSHIP TO FORCE CONVERSION OF LTIP UNITS INTO COMMON UNITS Armada Hoffler, L.P. (the “Partnership”) hereby elects to cause the number of LTIP Units held by the holder of LTIP Units set forth below to be converted into Common Units in accordance with the terms of the Agreement, as amended, effective as of (the “Conversion Date”). Name of Holder: __________ (Please Print: Exact Name as Registered with Partnership) Number of Time-Based LTIP Units to be Converted: __________ Number of Performance LTIP Units to be Converted: __________ Date of this Notice: __________

EXHIBIT F F-1 DESIGNATION OF TERMS AND CONDITIONS OF 6.75% SERIES A CUMULATIVE REDEEMABLE PERPETUAL PREFERRED UNITS 1) Designation and Number. A series of Partnership Units, designated as the “6.75% Series A Cumulative Redeemable Perpetual Preferred Units,” hereby is established. The initial number of Series A Preferred Units shall be 9,980,000. 2) Defined Terms. Capitalized terms used in this Exhibit and not otherwise defined shall have the meanings given to such terms in the Agreement. The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Exhibit. “Business Day” shall mean each day, other than a Saturday or a Sunday, which is not a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close. “Charter” shall mean the charter of the General Partner, within the meaning of Section 1-101(f) of the Maryland General Corporation Law. “REIT Series A Preferred Shares” shall mean shares of 6.75% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share, of the General Partner, with such rights, priorities and preferences as shall be designated by the Board of Directors in accordance with the Charter. “Series A Articles Supplementary” shall mean the Articles Supplementary of the General Partner designating the rights and preferences of the REIT Series A Preferred Shares, as filed with the Maryland State Department of Assessments and Taxation on June 17, 2019. 3) Ranking. The Series A Preferred Units shall, with respect to distribution rights and rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Partnership, rank (i) senior to the Common Units, Time-Based LTIP Units, Performance LTIP Units and to all other Partnership Units the terms of which provide that such Partnership Units shall rank junior to the Series A Preferred Units (“Junior Units”); (ii) on parity with any class or series of Partnership Units of the Company expressly designated as ranking on parity with the Series A Preferred Units as to distribution rights and rights upon liquidation, dissolution and winding up of the Company (“Parity Units”); and (iii) junior to all Partnership Units the terms of which provide that such Partnership Units shall rank senior to the Series A Preferred Units. The Series A Preferred Units will also rank junior in right of payment to the Partnership’s existing and future debt obligations. 4) Maturity. The Series A Preferred Units shall have no stated maturity and shall not be subject to sinking fund or mandatory redemption. 5) Distributions. (a) Subject to the preferential rights of any class or series of Partnership Units of the Partnership as to the payment of distributions, holders of Series A Preferred Units will be entitled to receive, when, as and if declared by the General Partner, out of funds legally available for the payment of distributions, cumulative preferential cash distributions in an amount equal to 6.75% per annum on the $25.00 liquidation preference per Series A Preferred Unit (equivalent to the fixed annual amount of $1.6875 per Series A Preferred Unit). Such distributions shall accrue and be cumulative from and including the first date on which any Series A Preferred Units are issued (the “Original Issue Date”) and shall be payable quarterly in arrears on each Distribution Payment Date, commencing on October 15, 2019; provided, however, that if any Distribution Payment Date is not a Business Day, then the distribution which would otherwise have been payable on such Distribution Payment Date will be paid on the immediately preceding Business Day, in each case with the same force and effect as if paid on such Distribution Payment Date. The amount of any distribution payable on the Series A Preferred Units for any partial Dividend Period (as defined below) shall be prorated and computed on the basis of a 360-day year consisting of twelve 30-day months. Distributions will be payable to holders of record as they appear in the records of the Partnership at the close of business on the

F-2 applicable Distribution Record Date (as defined below). Notwithstanding any provision to the contrary contained herein, each outstanding Series A Preferred Unit shall be entitled to receive a distribution with respect to any Distribution Record Date equal to the distribution paid with respect to each other Series A Preferred Unit that is outstanding on such date. “Distribution Record Date” shall mean the first day of each January, April, July or October immediately preceding the applicable Distribution Payment Date or, if such day is not a Business Day, on the immediately succeeding Business Day. “Distribution Payment Date” shall mean the 15th day of each January, April, July and October, commencing on October 15, 2019. “Distribution Period” shall mean the respective periods commencing on and including the 15th day of January, April, July and October of each year and ending on and including the day preceding the first day of the next succeeding Distribution Period (other than the initial Distribution Period, which shall commence on the Original Issue Date and end on and include October 14, 2019, and other than the Distribution Period during which any Series A Preferred Units shall be redeemed pursuant to Section 7 hereof, which shall end on and include the day preceding the redemption date with respect to the Series A Preferred Units being redeemed). (b) Notwithstanding the foregoing, distributions on the Series A Preferred Units will accrue whether or not the terms and provisions set forth in Section 5(c) below at any time prohibit the current payment of distributions, whether or not the Partnership has earnings, whether or not there are funds legally available for the payment of such distributions and whether or not such distributions are authorized. (c) Except as provided in Section 5(d) below, no distributions shall be declared and paid or declared and set apart for payment and no other distribution of cash or other property may be declared and made, directly or indirectly, on or with respect to any Parity Unit or Junior Unit as to distributions (other than a distribution paid in Junior Units) for any period, nor shall any Junior Units or Parity Units be redeemed, purchased or otherwise acquired for any consideration (and no funds shall be paid or made available for a sinking fund for the redemption of such Partnership Units) and no other distribution of cash or other property may be made, directly or indirectly, on or with respect thereto by the Partnership (except by conversion into or exchange for Junior Units and except for the redemption of Partnership Units corresponding to any REIT Shares to be purchased by the General Partner pursuant to the Charter to the extent necessary to preserve the General Partner’s status as a REIT, provided that such redemption shall be upon the same terms as the corresponding stock purchase pursuant to the Charter), unless full cumulative distributions on the Series A Preferred Units for all past periods shall have been or contemporaneously are (i) declared and paid in cash or (ii) declared and a sum sufficient for the payment thereof in cash is set apart for such payment. (d) When distributions are not paid in full (and a sum sufficient for such full payment is not so set apart) upon the Series A Preferred Units and any other Parity Units as to distributions, all distributions declared upon the Series A Preferred Units and such other classes or series of Parity Preferred Units as to the payment of distributions shall be declared pro rata so that the amount of distributions declared per Series A Preferred Unit and each such other class or series of Parity Units shall in all cases bear to each other the same ratio that accrued distributions per Series A Preferred Unit and such other class or series of Parity Units (which shall not include any accrual in respect of unpaid distributions on such other class or series of Parity Units for prior distribution periods if such other class or series of Parity Unit does not have a cumulative distribution) bear to each other. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on the Series A Preferred Units which may be in arrears. (e) Holders of Series A Preferred Units shall not be entitled to any distributions, whether payable in cash, other property or otherwise, in excess of the full cumulative distributions described herein. Any distribution payment made on the Series A Preferred Units shall first be credited against the earliest accrued but unpaid distribution due with respect to such Series A Preferred Units which remains payable. Accrued but unpaid distributions on the Series A Preferred Units will accumulate as of the Series A Preferred Unit Distribution Payment Date on which they first become payable.

F-3 6) Liquidation Preference. (a) Upon any voluntary or involuntary liquidation, dissolution or winding up of the Partnership, before any distribution or payment shall be made to holders of Junior Units, holders of Series A Preferred Units shall be entitled to receive, out of the assets of the Partnership legally available for distribution to its Limited Partners, after payment of or provision for the debts and other liabilities of the Partnership and any Senior Units, a liquidation preference of $25.00 per unit, plus an amount equal to any accrued and unpaid distributions (whether or not authorized or declared) up to, but excluding, the date of payment. In the event that, upon such voluntary or involuntary liquidation, dissolution or winding up, the available assets of the Partnership are insufficient to pay the full amount of the liquidating distributions on all outstanding Series A Preferred Units and the corresponding amounts payable on all Parity Units, then the holders of the Series A Preferred Units and each such other Parity Units shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series A Preferred Units will have no right or claim to any of the remaining assets of the Partnership. The consolidation or merger of the Partnership with or into any other partnership, trust or entity, or the voluntary sale, lease, transfer or conveyance of all or substantially all of the property or business of the Partnership, shall not be deemed to constitute a liquidation, dissolution or winding up of the Partnership. (b) In determining whether a distribution (other than upon voluntary or involuntary liquidation), by distribution, redemption or other acquisition of Partnership Units or otherwise, is permitted under the Act, amounts that would be needed, if the Partnership were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of holders of Series A Preferred Units shall not be added to the Partnership’s total liabilities. 7) Redemption. If the General Partner elects to redeem any of the REIT Series A Preferred Shares in accordance with the terms of the Series A Articles Supplementary, the Partnership shall, on the date set for redemption of such Series A Preferred Shares, redeem the number of Series A Preferred Units equal to the number of REIT Series A Preferred Shares for which the General Partner has given notice of redemption pursuant to Section 5 or Section 6, as applicable, of the Third Article of the Series A Articles Supplementary, for cash at a redemption price of $25.00 per Series A Preferred Unit, plus all accrued and unpaid distributions (whether or not authorized or declared) thereon up to but not including the date fixed for redemption, without interest, to the extent the Partnership has funds legally available therefor. 8) Voting Rights. Holders of Series A Preferred Units shall not have any voting rights. 9) Conversion. In the event of a conversion of REIT Series A Preferred Shares into REIT Shares at the option of the holders of REIT Series A Preferred Shares pursuant to the terms of the Series A Articles Supplementary, then, upon conversion of such REIT Series A Preferred Shares, the General Partner shall convert an equal whole number of Series A Preferred Units into Common Units as such REIT Series A Preferred Shares are converted into REIT Shares. In the event of a conversion of REIT Series A Preferred Shares into REIT Shares, (a) to the extent the General Partner is required to pay cash in lieu of fractional shares of common stock pursuant to the Series A Articles Supplementary in connection with such conversion, the Partnership shall distribute an equal amount of cash to the General Partner; and (b) to the extent the General Partner receives cash proceeds in addition to the REIT Series A Preferred Shares tendered for conversion, the General Partner shall contribute such proceeds to the Partnership.